                                 OLD WESTBURY
                                  FUNDS, INC.
--------------------------------------------------------------------------------

                                                  Annual Report
                                                  October 31, 2000



                                   [GRAPHIC]


                                Bessemer Trust
                            -----------------------
                              INVESTMENT ADVISOR

                                                OLD WESTBURY CORE EQUITIES FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------

  The total return of the Old Westbury Core Equities Fund (the "Portfolio") for the six-month reporting period ended October 31, 2000, was down 4.75%* compared to a drop of 1.03% for the Standard & Poor's 500 Index**. The total return for the Portfolio was 14.32%* for the fiscal year ended October 31, 2000, compared to 6.09% for the S&P 500 Index**.

  The U.S. economy is slowing as we approach the end of 2000. The series of interest rate increases undertaken by the Federal Reserve (the "Fed") from mid-1999 through May of this year, the large increase in gasoline and heating oil prices, the tightening availability of credit from financial institutions, and lower stock prices are steadily pressuring the economy. The "soft landing" the Fed has been striving to negotiate appears to be at hand. Historically, however, soft landings have been difficult to achieve, and, typically, the economy slips below the intended goal. Potential problems are beginning to arise.

  In the financial industry, a number of banks have reported credit problems and have lowered earnings guidance, while the insurance industry has been reducing its reserves, which are approaching dangerous levels. Debt levels of both corporations and consumers continue to rise. Although income appears adequate to manage this debt, a real economic slowdown would dramatically alter this picture.

  Inflation is another demon easily forgotten, especially with a seemingly benign Consumers Price Index. Behind the overall figure, however, the price for services is speeding up; increases are at the fastest pace in 4 1/2 years. Medical costs are up 5% on an annualized basis, while transportation, education, recreation, and personal care have all risen more than 4%. It is the cost of goods that have kept things under control as manufacturers have kept prices down due either to competitive forces or their own productivity gains.

 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original costs.

** S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Investments cannot be made directly in an index.

OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISOR'S REPORT
(Continued)
-------------------------------------------------------------------------------

  The two things wrong with this picture are energy and the demand for goods. While everyone is well aware of the soaring price of energy over the past year, there seems to be a complacency that energy prices are not creeping into the costs of goods and services. We are not so sure. In our experience, we have noticed several instances where a fuel charge is being explicitly added to the bill. More ominous is that deregulation of the electric utility industry has not led to lower electricity prices but to higher prices, in some cases substantially higher. In our estimation, consumers are not prepared for their fuel bills this winter.

  This leads to the other big issue: demand. Costlier energy acts as a tax on the economy, draining money away from U.S. consumers' ability to purchase other products. We have seen some of this in the recent slowdown in retail sales. More troubling is the prospect of a serious slowing of export demand reflecting a combination of European and Asian consumers facing rising energy costs, weak currencies, and higher interest rates caused by tightening central banks. In short, a global slowdown may be unfolding. If so, demand will falter and unit production costs will start to rise. This would lead to a serious deterioration of profits.

  Prospects for a recession are increasing. The stock market has begun to react to the likelihood that growth in corporate profits next year will sharply decelerate from this year. All of the major equity averages are down in 2000, and we are likely to see stocks struggle until there are, at least, some early signs that the current economic expansion is not over. Among the indications we are watching are: a drop in the price of oil below $30/barrel, a sustained rally in the euro, and, most importantly, a cut in interest rates by the Fed.

  Meanwhile, during the third calendar quarter, the stock market continued to broaden. The number of stocks advancing generally exceeded the number declining, and new highs were mostly greater than new lows. Small- and mid-cap stocks are performing much better than large-capitalization equities (our principal focus). The new high list is frequently dominated by companies either too small for us to buy or ones growing too slowly to meet our 15%-20% annual profit improvement objective. We recognize such periods happen in the equity markets and cannot be ignored. Our solution is to maintain a reasonably significant weighting in Standard & Poor's 500 Depositary Receipts (Spiders) and NASDAQ 100 shares, which enables us to participate in this market shift.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Continued)
-------------------------------------------------------------------------------


  Two factors have helped us to record exceptional equity returns in recent years. First, we have owned stocks with very rapid earnings growth, averaging 22%-23% per year. Second, price/earnings multiples have been rising, particularly for companies exhibiting solid earnings growth. This latter factor has been especially true for the 25 largest companies in the S&P. This index's performance in 1998 and 1999 was dominated by a relatively small number of big growth stocks. This year, our portfolio is recording the greatest year-over-year gain in profits in many years, and yet we have little to show for it. Occasionally this will happen. What we are going through now is a multiple adjustment, as earnings catch up with equity prices. This, too, will pass, and superior earnings growth will once again lead to substantial returns.

OLD WESTBURY CORE EQUITIES FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
--------------------------------------------------------------------------------



                                    [GRAPH]

                        Old Westbury Core     S & P 500
                          Equities Fund         Index
                        -----------------     ---------
    3/2/98                  $10,000            $10,000
  10/31/98                  $10,010            $10,575
  10/31/99                  $13,002            $13,289
10/31/2000                  $14,863            $14,098



Average Annual Total Returns
For the Period Ended October 31, 2000*

  Old Westbury Core Equities Fund
  -------------------------------
  One Year............................................................... 14.32%
  Since Inception (March 2, 1998)........................................ 16.03%
  S&P 500 Index
  -------------
  One Year...............................................................  6.09%
  March 2, 1998 to October 31, 2000...................................... 13.75%

  The chart above illustrates the total value of a $10,000 investment from inception, with dividends and capital gains reinvested. The S&P 500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------


  For the fiscal year ended October 31, 2000, the total return for the Capital Opportunity Fund (the "Portfolio") was 24.42%*. This performance compared to a return of 23.27% for the Russell 2500 Index** for the same period. The Morgan Stanley Capital International USA (the "MSCI") Index*** ex-technology sector, which will be the more relevant benchmark going forward, returned 5.08% in the last fiscal year.

  This past year has been a marked contrast to the previous few years for the U.S. stock market. Most obvious is the implosion of the dot.coms after the incredible price appreciation that led to unsustainably high valuations of the sector. The rise, then the demise of dot.coms, served as an exaggerated microcosm of the broader technology market. This is illustrated by NASDAQ's wide trading range for the year--reaching a high of 5132 in March after beginning the fiscal year below 3000. The general market also suffered from drastic changes in psychology brought on by a tighter monetary policy, a slowing economy, and changes in the outlook for corporate profits. As these uncertainties have crept into the market, the result has been swift and frequent sector rotation. This general mood, which can best be described as "lacking conviction", persists today, but by no means is the sentiment negative.

  It was also a very active year for the Portfolio. In the first part of the calendar year, the Portfolio continued its strategy of adding technology exposure and reducing cyclical exposure. The disparity in performance between the technology sector and the rest of the market became more pronounced during this time, rising to unsustainable levels as noted above. Therefore, in April 2000, the Portfolio underwent a major shift in strategy
  * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 23% of the total market capitalization of the Russell 3000 Index. Investments cannot be made directly in an index.

*** The Morgan Stanley Capital International USA (the "MSCI") Index ex-technology sector is a standard unmanaged securities index representing major U.S. stock markets, as monitored by Morgan Stanley Capital International. Investments cannot be made directly in an index.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
INVESTMENT ADVISOR'S REPORT
(Continued)
-------------------------------------------------------------------------------

to reduce, and eventually exit, the technology component and participate in the broadening of the market. During the month, many of the Internet issues were sold, particularly companies heavily dependent on the capital markets to fund growth, and companies where profit achievement seemed to be pushed further out into the future. By June, the Portfolio exited the technology sector altogether. Also eliminated were the stocks of companies vulnerable to commodity pricing or too reliant on cyclical forces. In addition, profits were taken in stocks that were adequately discounting near-term growth rates, which were clearly not sustainable over the long term. The shift in strategy resulted in a higher than normal rate of turnover in the past fiscal year.

  As for new investments, the Portfolio's strategy in April was to add growth companies in out-of-favor industries. Beginning in April and continuing through the second half of the fiscal year, investments were made in a broad range of sectors, including consumer durables, capital goods, financial services, energy, and consumer cyclicals. The Portfolio's goal continues to be capital appreciation with a focus on fundamental drivers of the companies. In addition to the fundamental investment criteria, however, the Portfolio's strategy now includes a more disciplined assessment of valuation of the stocks.

  The decision not to invest in technology stocks at this time presents a unique challenge for measurement, as most market barometers are still heavily technology oriented. Therefore, for comparison purposes the Portfolio will use the MSCI Index excluding the technology sector. The total return of this index has significantly lagged the Russell 2500 for the year, and the performance in the two halves of the year vary dramatically. The majority of the appreciation in the Russell 2500 was achieved in the first half, while the MSCI declined modestly. All of the appreciation in the MSCI was achieved in the second half, while the Russell during this time was basically flat.

  Going forward, the Portfolio will continue its strategy of identifying companies with good business prospects, consistent earnings growth, strong balance sheets, and a competitive advantage that can be sustained. In addition, management's strategic direction and execution of that strategy, as well as prospects for valuation expansion, will continue to play an important role in the investment process.

                                           OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                     INVESTMENT ADVISOR'S REPORT
                                                                     (Concluded)
--------------------------------------------------------------------------------


                                    [GRAPH]

                       Old Westbury Capital       Russell
                        Oppurtunity Fund        2500 Index
                       --------------------    -----------
   2/28/97                    $10,000            $10,000
  10/31/97                    $11,820            $12,002
  10/31/98                    $10,620            $11,078
  10/31/99                    $11,300            $13,072
10/31/2000                    $14,072            $16,114


Average Annual Total Returns
For the Period Ended October 31, 2000*

  Old Westbury Capital Opportunity Fund
  -------------------------------------
  One Year............................................................... 24.42%
  Since Inception (February 28, 1997)....................................  9.74%
  Russell 2500 Index
  ------------------
  One Year............................................................... 23.27%
  February 28, 1997 to October 31, 2000.................................. 13.90%

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Russell 2500 Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------


Performance

  World markets have struggled in 2000 after strong advances in 1999*. The strength of the US dollar has further reduced returns from non-US markets in dollar terms this year. In the six-month reporting period ended October 31, 2000, the Old Westbury International Fund (the "Portfolio") was down 7.2%** in dollar terms, outperforming Morgan Stanley Capital International's Europe, Australia and Far East (EAFE) Index***, which was down 9.0%. In the fiscal year ended October 31, 2000, the Portfolio fell 1.6%* compared to a 2.9% drop in the EAFE Index***.

Portfolio Composition

  Despite the difficult climate, the Portfolio has benefited from good stock selection in both Europe and Asia, taking advantage of individual opportunities at the stock and sector levels in the period under review. Overall asset allocation by region has remained largely unchanged, with a slight increase in the cash position. The Portfolio has 60% of its investments in Europe, which is below the EAFE index weighting, and 32% allocated to Asia, slightly above the EAFE weighting. The Portfolio has 8% in cash, foreign currency and short term investments.

Conclusion

  Given that we do not see any major central bank easing interest-rate policy near term, we expect global equities to remain caught in a trading range, with the outlook for stocks dependent on earnings. This climate should favor Japan, as economic and earnings momentum is likely to be stronger there than other major economies, and valuations historically remain attractive. We remain overweight in Japan.

  * Foreign investing involves special risks including currency risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

 ** Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*** The Morgan Stanley Capital International Europe, Australia and Far East Index (EAFE) is a standard unmanaged foreign securities index representing major non-U.S. stock markets, as monitored by Morgan Stanley Capital International. EAFE returns are in U.S. dollars. Investments cannot be made directly in an index.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                    INVESTMENT ADVISOR'S REPORT
                                                                    (Continued)
-------------------------------------------------------------------------------


  We also expect US dollar-based investors in non-US markets to benefit as the Euro and Yen regain lost ground. The strength of the dollar has been the main reason international markets have produced such disappointing returns for US investors in 2000. In local currency terms, European markets have actually outperformed the US this year. We believe that recent intervention marks a turning point for the dollar. The speed of the recovery of the Euro will depend on how quickly growth differentials are closed.

  Longer-term cyclical and structural trends are encouraging for both Europe and Japan, and the medium-term prospects for international markets overall are highly attractive.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
--------------------------------------------------------------------------------


                                    [GRAPH]

                                                    Morgan Stanley
                           Old Westbury         Capital International
                        International Fund            EAFE Index
                        ------------------      ---------------------
  10/22/93                    $10,000                  $10,000
  10/31/93                    $10,140                  $10,000
  10/31/94                    $10,800                  $11,009
  10/31/95                    $ 9,883                  $10,968
  10/31/96                    $11,415                  $12,117
  10/31/97                    $12,174                  $12,678
  10/31/98                    $10,971                  $13,901
  10/31/99                    $14,133                  $17,103
10/31/2000                    $13,853                  $16,607


Average Annual Total Returns
For the Period Ended October 31, 2000*

  Old Westbury International Fund
  -------------------------------
  One Year.............................................................. (1.64%)
  Since Inception (October 22, 1993)....................................  4.75%
  EAFE Index
  ----------
  One Year.............................................................. (2.90%)
  October 22, 1993 to October 31, 2000..................................  7.52%

  The chart above illustrates the total value of a $10,000 investment, from inception, with dividends and capital gains reinvested. The EAFE Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                             INVESTMENT OUTLOOK
-------------------------------------------------------------------------------


JAPAN

  The Japanese market has been disappointing in 2000, but the overall outlook for the economy and corporate earnings continues to improve. Economic and earnings momentum is stronger in Japan than almost anywhere else and valuations are reasonable. The cyclical recovery is moving into its second year, led by a strong pickup in capital spending. Second-quarter GDP numbers confirm that private consumption is picking up, too. This combination should ensure a period of sustainable growth, even as government spending is cut back. The prospect of increasing demand has led to a rise in the consensus forecast for recurring profits for the market--excluding financials--this fiscal year from 24% in June to over 40% now.

  The problem for the market has been supply. The two main sources have been foreigners and the unwinding of cross-shareholdings, which have masked improvement in other domestic demand sources. Heavy foreign selling of Japanese technology stocks has hit the market hard over the past six months, but this trend is abating. While foreign funds are now significantly underweight the market, this allocation will change as continuing upgrades to earnings and growth forecasts for Japan add up. In turn, Japanese individual investors continue to be steady buyers, while domestic life insurance companies, which have been net sellers of stock the last four years, have been net buyers through September and October. Cross shareholdings were being sold aggressively before the books closed at the end of September, but this source of supply is likely to level off in the second half of the fiscal year.

  We are optimistic about the prospects for the Japanese market, in local currency terms, going into the end of the year. We also think a slight appreciation of the Yen could enhance returns to dollar investors. Recent surveys indicate Japanese exporters have reduced their break-even rate to less than (Yen)100 to the dollar compared to (Yen)110 a year ago. This suggests the government will be less enthusiastic in intervening in the foreign exchange market, allowing the Yen to appreciate further.

THE REST OF ASIA

  The Old Westbury International Fund has about 6% of its portfolio in China-based companies. All of these holdings are listed in Hong Kong because of the stricter regulatory framework there. The news out of China continues to be encouraging. Real GDP rose 8% in the first nine months of

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
(Continued)
-------------------------------------------------------------------------------

2000, up from 7% in 1999. The driver this time is not government spending, but a strong recovery in both exports and consumption. At the same time, the government is driving forward reforms to restructure the economy for WTO entry. Our investments represent leaders in the fields of telecommunications, financial services and trade. Additionally, we have investments in two undervalued companies in Australia with strong growth prospects.

EUROPE

  Recent economic news confirms that most European economies are slowing after the Euro-zone grew at an annual rate of 3.75% in the first half of 2000, its fastest pace in a decade. Consensus forecasts are for slower but still strong growth in the second half and only a modest slowdown in 2001. Recent surveys show that businesses are becoming cautious. Increased exports boosted by the weak Euro has been a major contributor to growth in recent years, but external demand is expected to level off as the US slows. The question is how resilient domestic demand will be. One important positive development is recent strong employment growth. This rose 2% in the first half of the year, largely due to the rapid creation of part-time employment (driven by recent deregulation of labor laws in large parts of Europe). In addition, real interest rates are not high by historic standards, and, despite the possibility of further hikes on the horizon, consumers are not highly geared in Europe. One other factor that is likely to help the European Central Bank engineer a soft landing is that spending on information technology is just beginning to take off. This alone should buoy overall capital spending. Next year, growth should receive another lift from tax cuts and other forms of fiscal easing in Germany, France, Italy and the Netherlands--which together account for 80% of the Euro-zone economy.

  Inflation has picked up in Europe, boosted by a weak Euro and higher energy prices. We think this is just a short-term concern. Structural and cyclical factors--in particular the restructuring and rationalization unleashed by the Euro, along with plenty of spare capacity, particularly in the labor market-- should help to keep a lid on inflation.

  In local currency terms, European markets have done relatively well. They are up this year, and, as a result, valuations look reasonable (though not compelling). As long as companies can deliver earnings in line with current forecasts, we believe European markets look reasonably attractive. Scope for further corporate restructuring enhanced by recent tax changes provides an additional incentive.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                             INVESTMENT OUTLOOK
                                                                    (Continued)
-------------------------------------------------------------------------------


  The outlook for US dollar investors in Europe should be brighter. We underestimated how strong the US dollar would be this year--it has risen nearly 15% against both the Pound and the Euro, both of which represent excellent value at current levels. And a number of factors suggest we might not need to wait too long for such value to be realized. Recent intervention by central banks was clearly designed to establish a floor for the Euro and will likely be repeated as necessary. At the same time, fund flows and fundamentals look to be moving in the Euro's favor. Over the last two years, the main depressant on the Euro has been heavy European purchases of non-European--mainly US-companies and equities. Since the launch of the Euro, nearly $450 billion--equivalent to 9% of Europe's GDP--has reportedly been spent on such acquisitions. This is unlikely to be sustained. European funds have almost neutralized their underweight positions in the US, while an increased cost of funds is likely to slow the pace of acquisitions. With US companies now smarting from a strong currency, the time when European growth overtakes the US is coming closer. The Euro's weakness has masked extremely good returns from Europe over the past two years. A recovery in the Euro would make up the ground sharply.

OLD WESTBURY INTERNATIONAL FUND
INVESTMENT OUTLOOK
(Concluded)
--------------------------------------------------------------------------------

                                       Consolidated Asset Allocation
                                           by Geographic Region
                                     ---------------------------------   EAFE
                                     10/31/00 6/30/00 3/31/00 12/31/99 10/31/00
                                     -------- ------- ------- -------- --------
Asia:
  Japan.............................   24.7%    29.7%   28.5%   27.8%    25.4%
  Hong Kong.........................    5.5%     4.6%    3.4%    1.3%     2.0%
  Australia.........................    1.6%     2.1%    2.1%    0.6%     2.6%
  Singapore.........................    0.0%     0.0%    0.0%    0.0%     1.0%
  New Zealand.......................    0.0%     0.0%    0.0%    0.0%     0.1%
                                      -----    -----   -----   -----    -----
                                       31.8%    36.4%   34.0%   29.7%    31.1%
                                      -----    -----   -----   -----    -----
Europe:
  United Kingdom....................   21.4%    16.4%   21.0%   15.6%    21.4%
  France............................    9.1%    10.4%    9.4%    8.4%    11.2%
  Netherlands.......................    9.0%     9.2%    7.1%    9.9%     5.5%
  Switzerland.......................    5.9%     4.9%    4.1%    4.5%     6.1%
  Germany...........................    4.7%     3.8%    6.6%   11.1%     8.6%
  Spain.............................    3.1%     3.4%    1.6%    1.3%     2.9%
  Finland...........................    2.3%     1.9%    2.6%    1.9%     2.6%
  Sweden............................    1.3%     1.6%    1.7%    2.6%     2.9%
  Italy.............................    1.2%     1.7%    2.2%    3.5%     4.5%
  Ireland...........................    1.1%     0.8%    0.7%    1.0%     0.4%
  Denmark...........................    0.7%     0.8%    1.6%    1.2%     0.9%
  Romania...........................    0.0%     0.1%    0.1%    0.1%     0.0%
  Norway............................    0.0%     0.2%    0.2%    1.3%     0.4%
  Poland............................    0.0%     0.1%    0.2%    0.2%     0.0%
  Portugal..........................    0.0%     0.0%    0.5%    0.8%     0.5%
  Other.............................    0.0%     0.0%    0.0%    0.0%     1.0%
                                      -----    -----   -----   -----    -----
                                       59.8%    55.3%   59.6%   63.4%    68.9%
                                      -----    -----   -----   -----    -----
Latin America:
  Brazil............................    0.1%     0.1%    0.1%    0.1%     0.0%
                                      -----    -----   -----   -----    -----
                                        0.1%     0.1%    0.1%    0.1%     0.0%
                                      -----    -----   -----   -----    -----
  Total investments in common stock.   91.7%    91.8%   93.7%   93.2%   100.0%
                                                                        =====
  Other assets less liabilities,
    net*............................    8.3%     8.2%    6.3%    6.8%
                                      -----    -----   -----   -----
                                      100.0%   100.0%  100.0%  100.0%
                                      =====    =====   =====   =====

* Includes cash and foreign currency, short term investments, pending trades, fund share transactions, interest and dividends receivable and accrued expenses payable.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------

  The total return for the Old Westbury Fixed Income Fund (the "Portfolio") for the year ended October 31, 2000, was 6.45%* as compared to 7.13%** for the Lehman Brothers Government/Corporate Bond Total Index for the same time period.

  The yield advantage of corporates and government agency securities over treasuries remained wide during the second half of the year, so the Portfolio continued to add to positions in these sectors. In addition, we established positions in Treasury Inflation Protected Securities, as the real return guaranteed by the US Government above the rate of inflation was close to historic highs.

  The Federal Reserve continues to follow a restrictive monetary policy to keep inflation in check, but that may jeopardize the rate of economic growth and corporate cash flow. The election results point to no major changes in fiscal policy. All in all, it remains a favorable environment for investors in fixed-income securities.


 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** Lehman Brothers Government/Corporate Bond Total Index is composed of all bonds that are investment grade--i.e., rated Baa or higher by Moody's or BBB or higher by Standard & Poor's, if unrated by Moody's. Issues must have at least one year to maturity. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. This index is unmanaged, and investments cannot be made directly in an index.

OLD WESTBURY FIXED INCOME FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
--------------------------------------------------------------------------------


                                    [GRAPH]

                          Old Westbury          Lehman Brothers
                          Fixed Income        Government/Corporate
                              Fund              Bond Total Index
                          ------------        --------------------
   3/12/98                   10,000                  10,000
  10/31/98                   10,930                  10,727
  10/31/99                   10,630                  10,656
10/31/2000                   11,327                  11,415

Average Annual Total Returns
For the Period Ended October 31, 2000*

  Old Westbury Fixed Income Fund
  ------------------------------
  One Year................................................................ 6.45%
  Since Inception (March 12, 1998)........................................ 4.84%
  Lehman Brothers Government/Corporate Bond Total Index
  -----------------------------------------------------
  One Year................................................................ 7.13%
  March 12, 1998 to October 31, 2000...................................... 5.09%

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Lehman
Government/Corporate Bond Total Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                    INVESTMENT ADVISOR'S REPORT
-------------------------------------------------------------------------------

  The total return for the Old Westbury Municipal Bond Fund (the "Portfolio") for the fiscal year ended October 31, 2000, was 8.80%* as compared to 8.51% for the Lehman Brothers Municipal Bond Index** for the same period.

  The Portfolio was predominately structured in high-quality bonds, with an over-concentration in the 2010-2014*** maturity ranges. High-quality bonds have been purchased due to a historically narrow difference in yields between the higher and lower-rated securities. It is also our belief that the Federal Reserve's interest rate increases will cause lower-quality bonds to under-perform more highly rated bonds.

  The Portfolio has benefited from exploiting supply/demand imbalances, which occur in an unstructured market. Purchasing bonds in abundant supply and selling other securities in short supply has proven beneficial.


 * Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

 ** Lehman Brothers Municipal Bond Index is a broad market performance benchmark for the tax-exempt bond market. To be included in the Lehman Brothers Municipal Bond Index, bonds must have a minimum credit rating from Moody's of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the alternative minimum tax. This index is unmanaged, and investments cannot be made directly in an index.

*** Income may be subject to the federal alternative minimum tax and state and local taxes.

OLD WESTBURY MUNICIPAL BOND FUND
INVESTMENT ADVISOR'S REPORT
(Concluded)
--------------------------------------------------------------------------------


                                    [GRAPH]

                            Old Westbury            Lehman Brothers
                             Municipal                 Municipal
                             Bond Fund                Bond Index
                            ------------            ---------------
    3/6/98                     10,000                   10,000
  10/31/98                     10,620                   10,473
  10/31/99                     10,266                   10,287
10/31/2000                     11,170                   11,163

Average Annual Total Returns
For the Period Ended October 31, 2000*

  Old Westbury Municipal Bond Fund
  --------------------------------
  One Year................................................................ 8.80%
  Since Inception (March 6, 1998)......................................... 4.26%
  Lehman Brothers Municipal Bond Index
  ------------------------------------
  One Year................................................................ 8.51%
  March 6, 1998 to October 31, 2000....................................... 4.21%

  The chart above illustrates the total value of a $10,000 investment from inception with dividends and capital gains reinvested. The Lehman Brothers Municipal Bond Index also includes the reinvestment of dividends but does not include fees and expenses associated with an investment in the Portfolio. This index is unmanaged.

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                                                 OLD WESTBURY CORE EQUITIES FUND
                                                        PORTFOLIO OF INVESTMENTS
                                                                October 31, 2000
--------------------------------------------------------------------------------

 Shares            Security Description               Value
 ------- ---------------------------------------   ------------
 COMMON STOCKS--84.9%

         CAPITAL GOODS--3.3%
 101,810 General Electric Co.                      $  5,580,461
                                                   ------------
         COMMUNICATION SERVICES--6.8%
  17,000 (b)Brocade Communications Systems, Inc.      3,865,375
  53,400 Corning, Inc.                                4,085,100
  82,000 Nortel Networks Corp.                        3,731,000
                                                   ------------
         TOTAL                                       11,681,475
                                                   ------------
         COMPUTER RELATED--9.4%
  67,100 (b)Cisco Systems, Inc.                       3,615,013
  45,000 (b)EMC Corp.                                 4,007,813
  21,700 (b)Juniper Networks, Inc.                    4,231,500
  39,000 (b)Sun Microsystems, Inc.                    4,324,124
                                                   ------------
         TOTAL                                       16,178,450
                                                   ------------
         COMPUTER SOFTWARE/SERVICES--4.4%
  50,000 Adobe Systems, Inc.                          3,803,125
 113,600 (b)Oracle Corp.                              3,748,800
                                                   ------------
         TOTAL                                        7,551,925
                                                   ------------
         CONSUMER CYCLICAL--18.6%
  89,000 CVS Corp.                                    4,711,438
 105,540 Home Depot, Inc.                             4,538,220
  97,560 (b)Kohl's Corp.                              5,286,532
  51,440 Omnicom Group, Inc.                          4,745,340
 138,720 Target Corp.                                 3,832,140
  89,480 Wal-Mart Stores, Inc.                        4,060,155
 106,000 Walgreen Co.                                 4,836,250
                                                   ------------
         TOTAL                                       32,010,075
                                                   ------------
         CONSUMER STAPLES--5.3%
  65,000 Colgate-Palmolive Co.                        3,819,400
  79,980 Estee Lauder Cos., Inc.--Class A             3,714,071
  35,000 General Mills, Inc.                          1,461,250
                                                   ------------
         TOTAL                                        8,994,721
                                                   ------------

                       See Notes to Financial Statements.

OLD WESTBURY CORE EQUITIES FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Continued)
--------------------------------------------------------------------------------

 Shares         Security Description             Value
 ------- ----------------------------------   ------------
 COMMON STOCKS--Continued

         FINANCE--17.2%
  50,000 American Express Co.                 $  3,000,000
  43,100 American International Group, Inc.      4,223,800
  53,000 Citigroup, Inc.                         2,789,125
  48,000 Freddie Mac                             2,880,000
  39,000 Goldman Sachs Group, Inc.               3,892,688
  59,500 Merrill Lynch & Co.                     4,165,000
  48,000 Morgan Stanley Dean Witter & Co.        3,855,000
 105,800 Washington Mutual, Inc.                 4,655,200
                                              ------------
         TOTAL                                  29,460,813
                                              ------------
         HEALTHCARE--9.0%
  44,500 American Home Products Corp.            2,825,750
  52,000 (b)Amgen, Inc.                          3,012,750
 111,660 Medtronic, Inc.                         6,064,533
  69,000 Schering-Plough Corp.                   3,566,438
                                              ------------
         TOTAL                                  15,469,471
                                              ------------
         MULTIMEDIA--1.5%
  73,300 The Walt Disney Co.                     2,625,056
                                              ------------
         SEMI-CONDUCTORS--5.7%
  12,200 (b)Broadcom Corp.--Class A              2,712,975
  56,400 Intel Corp.                             2,538,000
  20,700 (b)JDS Uniphase Corp.                   1,685,756
  42,800 Linear Technology Corp.                 2,763,275
                                              ------------
         TOTAL                                   9,700,006
                                              ------------
         UTILITIES--3.7%
  77,020 Enron Corp.                             6,320,454
                                              ------------
 TOTAL COMMON STOCKS
    (Cost $120,795,258)                        145,572,907
                                              ------------
 INDEX-LINKED TRUSTS--8.0%
  75,000 Nasdaq 100 Shares                       6,127,734
  52,700 S&P 500 Depositary Receipts             7,533,630
                                              ------------
 TOTAL INDEX-LINKED TRUSTS
    (Cost $13,971,757)                          13,661,364
                                              ------------

                       See Notes to Financial Statements.

                                                OLD WESTBURY CORE EQUITIES FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2000 (Concluded)
-------------------------------------------------------------------------------

 Principal
  Amount/
   Shares               Security Description                 Value
 ---------- -------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES--5.8%

            FEDERAL HOME LOAN BANKS--1.2%
 $2,000,000 6.38%, 11/01/2000                             $  1,990,415
                                                          ------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION--4.6%
  5,000,000 6.37%, 11/09/2000                                4,973,458
  3,000,000 6.39%, 11/30/2000                                2,980,845
                                                          ------------
            TOTAL                                            7,954,303
                                                          ------------
 TOTAL U.S. GOVERNMENT AGENCIES
    (Amortized cost $9,944,718)                              9,944,718
                                                          ------------
 INVESTMENT COMPANIES--1.3%
  2,203,900 SEI Daily Income Government II Fund              2,203,900
                                                          ------------
 TOTAL INVESTMENT COMPANIES
    (Cost $2,203,900)                                        2,203,900
                                                          ------------
 TOTAL INVESTMENTS
    (Cost $146,915,633)(a)--100.0%                         171,382,889
 LIABILITIES IN EXCESS OF OTHER ASSETS--0.0%                   (75,359)
                                                          ------------
 NET ASSETS--100.0%                                       $171,307,530
                                                          ============

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $909,827. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized
     appreciation           $28,311,376
     Unrealized
     depreciation            (4,753,947)
                            -----------
     Net unrealized
     appreciation           $23,557,429
                            ===========

(b)  Non-income producing security.

                      See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------

 Shares          Security Description             Value
 ------- -----------------------------------   ------------
 COMMON STOCKS--56.5%

         BASIC MATERIALS--2.3%
 184,000 OM Group, Inc.                        $  8,510,000
                                               ------------
         COMMUNICATION SERVICES--1.4%
  92,720 Verizon Communications                   5,360,375
                                               ------------
         CONSUMER CYCLICAL--8.5%
 247,675 (b)BJ's Wholesale Club, Inc.             8,157,794
 155,881 (b)Dollar Tree Stores, Inc.              6,098,844
 128,101 Interpublic Group of Cos., Inc.          5,500,337
  99,000 Lowe's Cos., Inc.                        4,523,063
 172,000 Tiffany & Co.                            7,342,250
                                               ------------
         TOTAL                                   31,622,288
                                               ------------
         CONSUMER STAPLES--8.5%
 147,716 Anheuser Busch Cos., Inc.                6,758,007
 157,208 (b)Brinker International, Inc.           6,170,414
 153,265 General Mills, Inc.                      6,398,814
 140,825 (b)Hain Celestial Group, Inc.            5,588,992
 120,000 (b)Safeway, Inc.                         6,562,500
                                               ------------
         TOTAL                                   31,478,727
                                               ------------
         ENERGY--3.0%
 165,000 (b)Grant Prideco, Inc.                   3,062,813
  77,000 (b)Southern Energy, Inc.                 2,098,250
 165,000 (b)Weatherford International, Inc.       6,022,500
                                               ------------
         TOTAL                                   11,183,563
                                               ------------
         FINANCE--8.7%
 101,000 AFLAC, Inc.                              7,379,313
 148,800 Arthur J. Gallagher & Co.                9,392,999
 104,000 Merrill Lynch & Co.                      7,280,000
 108,875 Nationwide Financial Services, Inc.      5,294,047
 104,842 Old Kent Financial Corp.                 2,902,813
                                               ------------
         TOTAL                                   32,249,172
                                               ------------
         HEALTHCARE--2.0%
  60,234 CIGNA Corp.                              7,345,536
                                               ------------

                       See Notes to Financial Statements.

                                          OLD WESTBURY CAPITAL OPPORTUNITY FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2000 (Continued)
-------------------------------------------------------------------------------

 Shares          Security Description              Value
 ------- ------------------------------------   -----------
 COMMON STOCKS--Continued
         INDUSTRIALS--10.6%
  56,000 Avery-Dennison Corp.                   $ 2,828,000
 131,500 Dover Corp.                              5,580,531
 128,360 (b)Fiserv, Inc.                          6,730,878
  98,000 General Dynamics Corp.                   7,013,125
  87,536 Illinois Tool Works, Inc.                4,863,719
 183,472 (b)L-3 Communications Holdings, Inc.    12,097,685
                                                -----------
         TOTAL                                   39,113,938
                                                -----------
         MULTIMEDIA--3.0%
  94,800 Gannett Co., Inc.                        5,498,400
  87,707 McGraw-Hill Cos., Inc.                   5,629,693
                                                -----------
         TOTAL                                   11,128,093
                                                -----------
         TRANSPORTATION--3.7%
 292,200 Southwest Airlines Co.                   8,327,700
  91,100 United Parcel Service, Inc.--Class B     5,534,325
                                                -----------
         TOTAL                                   13,862,025
                                                -----------
         UTILITIES--4.8%
 100,085 Duke Energy Corp.                        8,651,097
 191,104 Dynegy, Inc.                             8,862,448
                                                -----------
                                                 17,513,545
                                                -----------
 TOTAL COMMON STOCKS
   (Cost $162,166,350)                          209,367,262
                                                -----------
 INDEX-LINKED TRUSTS--3.8%
 146,400 S&P 400 Mid-Cap Depositary Receipt      13,908,000
                                                -----------
 TOTAL INDEX-LINKED TRUSTS
   (Cost $11,986,515)                            13,908,000
                                                -----------

                      See Notes to Financial Statements.

OLD WESTBURY CAPITAL OPPORTUNITY FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Concluded)
-------------------------------------------------------------------------------

  Principal
   Amount/
   Shares                 Security Description                  Value
 ----------- ---------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES--38.9%
             FEDERAL HOME LOAN MORTGAGE CORPORATION--23.3%
 $37,000,000 6.40%, 11/07/2000                               $ 36,625,064
  50,000,000 6.39%, 11/28/2000                                 49,749,940
                                                             ------------
             TOTAL                                             86,375,004
                                                             ------------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION--15.6%
  26,000,000 6.37%, 11/09/2000                                 25,861,982
  32,000,000 6.36%, 11/21/2000                                 31,813,440
                                                             ------------
             TOTAL                                             57,675,422
                                                             ------------
 TOTAL U.S. GOVERNMENT AGENCIES
   (Amortized cost $144,050,426)                              144,050,426
                                                             ------------
 INVESTMENT COMPANIES--1.3%
   4,898,200 SEI Daily Income Government II Fund                4,898,200
                                                             ------------
 TOTAL INVESTMENT COMPANIES
   (Cost $4,898,200)                                            4,898,200
                                                             ------------
 TOTAL INVESTMENTS
   (Cost $323,101,491)(a)--100.5%                             372,223,888
 LIABILITIES IN EXCESS OF OTHER ASSETS--(0.5)%                 (1,983,701)
                                                             ------------
 NET ASSETS--100.0%                                          $370,240,187
                                                             ============

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of approximately $378,031. Cost for federal income tax purposes differs from value by net unrealized appreciation of securities as follows:

     Unrealized
     appreciation           $52,462,010
     Unrealized
     depreciation            (3,717,644)
                            -----------
     Net unrealized
     appreciation           $48,744,366
                            ===========

(b)  Non-income producing security.

                      See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                               October 31, 2000
-------------------------------------------------------------------------------

 Shares         Security Description            Value
 ------- ---------------------------------   ------------
 COMMON STOCKS--91.7%

         AUSTRALIA--1.6%
         CONSUMER GOODS--0.6%
 639,097 Woolworths Ltd.                     $  2,557,239
                                             ------------
         ENERGY--1.0%
 461,935 Broken Hill Proprietary Co., Ltd.      4,497,038
                                             ------------
         TOTAL AUSTRALIA                        7,054,277
                                             ------------
         BRAZIL--0.1%
         CONSUMER GOODS--0.1%
  39,248 (b)Bompreco Supermercado GDR             243,338
                                             ------------
         DENMARK--0.7%
         TELECOMMUNICATIONS--0.7%
  69,401 Tele Danmark AS                        3,286,932
                                             ------------
         FINLAND--2.3%
         TELECOMMUNICATIONS--2.3%
 232,937 Nokia Oyj                              9,588,424
  43,863 Sonera Oyj                               966,628
                                             ------------
         TOTAL FINLAND                         10,555,052
                                             ------------
         FRANCE--9.1%
         BUILDING & CONSTRUCTION--1.4%
  48,932 Compagnie de Saint-Gobain              6,475,832
                                             ------------
         COMPUTER SERVICES/SOFTWARE--0.6%
  17,623 Cap Gemini SA                          2,812,511
                                             ------------
         CONSUMER GOODS--1.3%
 117,942 Renault SA                             5,867,089
                                             ------------
         ENERGY--0.6%
  18,941 Total Fina Elf SA                      2,710,922
                                             ------------
         MACHINERY--0.7%
  51,502 Schneider Electric SA                  3,355,514
                                             ------------
         SERVICES--2.0%
  79,785 Accor SA                               3,230,697
  80,087 Vivendi SA                             5,758,402
                                             ------------
         TOTAL                                  8,989,099
                                             ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Continued)
--------------------------------------------------------------------------------

  Shares         Security Description            Value
 --------- --------------------------------   ------------
 COMMON STOCKS--Continued

           TECHNOLOGY--0.6%
    33,322 Dassault Systems SA                $  2,541,591
                                              ------------
           TELECOMMUNICATIONS--1.1%
    45,320 Alcatel                               2,766,148
    19,856 France Telecom SA                     2,076,629
                                              ------------
           TOTAL                                 4,842,777
                                              ------------
           UTILITIES--0.8%
    22,687 Suez Lyonnaise des Eaux SA            3,462,767
                                              ------------
           TOTAL FRANCE                         41,058,102
                                              ------------
           GERMANY--4.7%
           BANKING--1.7%
    22,785 Deutsche Bank AG                      1,876,192
   102,832 HypoVereinsbank AG                    5,647,927
                                              ------------
           TOTAL                                 7,524,119
                                              ------------
           COMPUTER SERVICES/SOFTWARE--0.3%
    20,112 Software AG                           1,448,651
                                              ------------
           DIVERSIFIED--0.8%
    89,119 BASF AG                               3,510,305
                                              ------------
           TELECOMMUNICATIONS--1.9%
   229,083 Deutsche Telekom AG                   8,537,170
                                              ------------
           TOTAL GERMANY                        21,020,245
                                              ------------
           HONG KONG--5.5%
           CONSUMER GOODS--0.3%
 2,081,200 Giordano International Ltd.           1,221,158
                                              ------------
           DIVERSIFIED--3.5%
 5,123,611 China Resources Enterprises Ltd.      5,782,634
 2,389,754 Citic Pacific Ltd.                    9,593,221
                                              ------------
           TOTAL                                15,375,855
                                              ------------
           FINANCE--1.7%
 8,593,029 China Everbright Ltd.                 7,824,769
                                              ------------

                       See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2000 (Continued)
-------------------------------------------------------------------------------

  Shares             Security Description                Value
 --------- ----------------------------------------   ------------
 COMMON STOCKS--Continued

           TELECOMMUNICATIONS--0.0%
 2,253,528 (b)Kantone Holdings Ltd.                   $    140,175
                                                      ------------
           TOTAL HONG KONG                              24,561,957
                                                      ------------
           IRELAND--1.1%
           BANKING--0.6%
   286,631 Allied Irish Banks PLC                        2,919,852
                                                      ------------
           BUILDING & CONSTRUCTION--0.5%
   145,322 CRH PLC                                       2,205,746
                                                      ------------
           TOTAL IRELAND                                 5,125,598
                                                      ------------
           ITALY--1.2%
           BANKING--1.2%
   330,855 San Paolo-IMI SpA                             5,329,653
                                                      ------------
           JAPAN--24.7%
           BANKING--3.2%
   419,355 Bank of Tokyo-Mitsubishi Ltd.                 5,038,419
 1,036,432 Sanwa Bank Ltd.                               9,227,527
                                                      ------------
           TOTAL                                        14,265,946
                                                      ------------
           BUILDING & CONSTRUCTION--0.3%
   391,452 Okumura Corp.                                 1,149,744
                                                      ------------
           CONSUMER GOODS--6.0%
   216,344 Circle K Japan Co., Ltd.                      6,989,728
     1,081 Japan Tobacco, Inc.                           7,441,487
    92,061 Katokichi Co., Ltd.                           2,661,699
   299,125 Nippon Paper Industries Co., Ltd.             1,707,717
   803,900 Nissan Motor Co., Ltd.                        5,526,582
   118,931 Ricoh Co., Ltd.                               1,833,906
    32,284 Tomen Electronics Corp.                       1,451,965
                                                      ------------
           TOTAL                                        27,613,084
                                                      ------------
           ELECTRONICS & ELECTRICAL EQUIPMENT--4.8%
   569,002 Fuji Electric Co., Ltd.                       1,869,690
   228,218 Fujitsu Ltd.                                  4,072,105

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Continued)
--------------------------------------------------------------------------------

 Shares         Security Description             Value
 ------- ----------------------------------   ------------
 COMMON STOCKS--Continued

 496,092 Minebea Co., Ltd.                    $  4,963,197
  14,153 Murata Manufacturing Co., Ltd.          1,696,541
  45,041 Sony Corp.                              3,604,934
  28,892 Tokyo Electron Ltd.                     2,264,687
 474,525 Toshiba Corp.                           3,397,242
                                              ------------
         TOTAL                                  21,868,396
                                              ------------
         ENERGY--1.7%
 314,872 Tokyo Electric Power Co., Inc.          7,658,658
                                              ------------
         FINANCE--3.6%
 639,601 Mitsubishi Estate Co., Ltd.             6,809,887
 267,165 Nomura Securities Co., Ltd.             5,676,797
  37,186 Takefuji Corp.                          3,686,175
                                              ------------
         TOTAL                                  16,172,859
                                              ------------
         HEALTHCARE--1.6%
 111,943 Banyu Pharmaceutical Co., Ltd.          2,404,283
 173,157 Taisho Pharmaceutical Co., Ltd.         4,990,482
                                              ------------
         TOTAL                                   7,394,765
                                              ------------
         SERVICES--1.1%
 583,466 Mitsubishi Corp.                        4,819,820
                                              ------------
         TELECOMMUNICATIONS--1.8%
     887 Nippon Telegraph & Telephone Corp.      8,084,360
                                              ------------
         TRANSPORTATION--0.6%
     614 West Japan Railway Co.                  2,524,755
                                              ------------
         TOTAL JAPAN                           111,552,387
                                              ------------
         NETHERLANDS--9.0%
         BANKING--1.5%
 291,718 ABN Amro Holding NV                     6,760,557
                                              ------------
         BASIC MATERIALS--1.0%
 101,686 Akzo Nobel NV                           4,631,135
                                              ------------
         CONSUMER GOODS--2.3%
 121,446 Koninklijke Ahold NV                    3,528,959

                       See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2000 (Continued)
-------------------------------------------------------------------------------

 Shares            Security Description                Value
 ------- ----------------------------------------   ------------
 COMMON STOCKS--Continued

  38,563 Unilever NV                                $  1,934,705
 102,100 VNU NV                                        4,810,334
                                                    ------------
         TOTAL                                        10,273,998
                                                    ------------
         ELECTRONICS & ELECTRICAL EQUIPMENT--0.5%
  61,909 Philips Electronics NV                        2,433,817
                                                    ------------
         ENERGY--0.9%
  66,579 Royal Dutch Petroleum Co.                     3,950,107
                                                    ------------
         INSURANCE--1.2%
 133,054 Aegon NV                                      5,286,039
                                                    ------------
         TELECOMMUNICATIONS--1.6%
 131,222 Koninklijke KPN NV                            2,658,983
 157,242 (b)Libertel NV                                2,048,960
 124,678 (b)Versatel Telecom International NV          2,460,760
                                                    ------------
         TOTAL                                         7,168,703
                                                    ------------
         TOTAL NETHERLANDS                            40,504,356
                                                    ------------
         SPAIN--3.1%
         CONSUMER GOODS--1.4%
 391,769 Altadis SA                                    5,869,909
 137,127 (b)TelePizza SA                                 524,996
                                                    ------------
         TOTAL                                         6,394,905
                                                    ------------
         ENERGY--1.1%
 409,106 Iberdrola SA                                  5,004,450
                                                    ------------
         TELECOMMUNICATIONS--0.6%
 141,397 (b)Telefonica SA                              2,697,117
                                                    ------------
         TOTAL SPAIN                                  14,096,472
                                                    ------------
         SWEDEN--1.3%
         SERVICES--0.1%
 167,869 (b)Framtidsfabriken AB                          442,004
                                                    ------------

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Continued)
--------------------------------------------------------------------------------

  Shares                Security Description                   Value
 --------- ----------------------------------------------   ------------
 COMMON STOCKS--Continued

           TELECOMMUNICATIONS--1.2%
   391,284 Ericsson AB                                      $  5,210,069
    50,000 (b)Telia AB                                           310,357
                                                            ------------
           TOTAL                                               5,520,426
                                                            ------------
           TOTAL SWEDEN                                        5,962,430
                                                            ------------
           SWITZERLAND--5.9%
           CONSUMER GOODS--1.4%
     3,118 Nestle SA--Registered                               6,461,143
                                                            ------------
           FINANCE--1.7%
    16,280 Zurich Financial Services AG                        7,879,171
                                                            ------------
           HEALTHCARE--2.8%
     3,606 Novartis AG--Registered                             5,470,384
       722 Roche Holding AG                                    6,595,038
                                                            ------------
           TOTAL                                              12,065,422
                                                            ------------
           TOTAL SWITZERLAND                                  26,405,736
                                                            ------------
           UNITED KINGDOM--21.4%
           BANKING--3.1%
   240,236 Barclays PLC                                        6,862,202
   234,328 Lloyds TSB Group PLC                                2,382,757
   194,645 Royal Bank of Scotland Group PLC                    4,361,663
   352,303 Royal Bank of Scotland Group PLC--Value Shares        415,903
                                                            ------------
           TOTAL                                              14,022,525
                                                            ------------
           BASIC MATERIALS--1.4%
 2,107,653 Corus Group PLC                                     1,892,820
   274,846 Rio Tinto PLC--Registered                           4,438,976
                                                            ------------
           TOTAL                                               6,331,796
                                                            ------------
           CAPITAL EQUIPMENT--0.6%
 1,110,442 Rolls-Royce PLC                                     2,879,171
                                                            ------------

                       See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2000 (Continued)
-------------------------------------------------------------------------------

  Shares/
 Principal
   Amount             Security Description                Value
 ---------- ----------------------------------------   ------------
 COMMON STOCKS--Continued

            CONSUMER GOODS--1.6%
    598,727 EMI Group PLC                              $  4,475,041
    740,792 Tesco PLC                                     2,819,405
                                                       ------------
            TOTAL                                         7,294,446
                                                       ------------
            ENERGY--3.3%
  1,141,764 BG Group PLC                                  4,564,613
    930,486 BP Amoco PLC                                  7,877,944
  1,141,764 (b)Lattice Group PLC                          2,431,152
                                                       ------------
            TOTAL                                        14,873,709
                                                       ------------
            FINANCE--0.8%
    280,531 Prudential Corp. PLC                          3,766,857
                                                       ------------
            HEALTHCARE--1.9%
    295,629 Glaxo Wellcome PLC                            8,495,857
                                                       ------------
            INSURANCE--2.1%
  1,329,539 Royal & Sun Alliance Insurance Group PLC      9,446,235
                                                       ------------
            TECHNOLOGY--0.7%
    240,379 (b)Baltimore Technologies PLC                 1,847,143
      5,598 (b)GEO Interactive Media Group PLC               81,290
     80,953 Sema Group PLC                                1,020,166
                                                       ------------
            TOTAL                                         2,948,599
                                                       ------------
            TELECOMMUNICATIONS--5.9%
    640,632 British Telecommunications PLC                7,497,880
    661,085 (b)Telewest Communications PLC                1,091,643
  4,240,941 Vodafone Group PLC                           17,615,062
                                                       ------------
            TOTAL                                        26,204,585
                                                       ------------
            TOTAL UNITED KINGDOM                         96,263,780
                                                       ------------
 TOTAL COMMON STOCKS (Cost $438,854,843)                413,020,315
                                                       ------------
 U.S. GOVERNMENT AGENCIES--3.5%
            FEDERAL HOME LOAN BANK--2.2%
 $5,000,000 6.38%, 11/01/2000                             4,975,111

                      See Notes to Financial Statements.

OLD WESTBURY INTERNATIONAL FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount/
   Shares               Security Description                  Value
 ---------- --------------------------------------------   ------------
 U.S. GOVERNMENT AGENCIES--Continued

 $5,000,000 6.38%, 11/22/2000                              $  4,952,075
                                                           ------------
            TOTAL                                             9,927,186
                                                           ------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION--1.3%
  6,000,000 6.39%, 11/28/2000                                 5,969,993
                                                           ------------
 TOTAL U.S. GOVERNMENT AGENCIES
   (Amortized cost $15,897,179)                              15,897,179
                                                           ------------
 INVESTMENT COMPANIES--1.0%
  4,247,300 SEI Daily Income Government II Fund               4,247,300
      6,768 Societe Generale Romania Fund Ltd.                  184,090
                                                           ------------
 TOTAL INVESTMENT COMPANIES
   (Cost $4,973,087)                                          4,431,390
                                                           ------------
 TOTAL INVESTMENTS
   (Cost $459,725,109)(a)--96.2%                            433,348,884
 OTHER ASSETS IN EXCESS OF LIABILITIES--3.8%                 16,975,929
                                                           ------------
 NET ASSETS--100.0%                                        $450,324,813
                                                           ============

                       See Notes to Financial Statements.

                                                OLD WESTBURY INTERNATIONAL FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2000 (Concluded)
-------------------------------------------------------------------------------


(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes due to differences in the timing of the recognition of certain gains and losses of approximately $2,052,841. Cost for federal income tax purposes differs from value by net unrealized depreciation of securities as follows:

     Unrealized
     appreciation          $ 29,991,690
     Unrealized
     depreciation           (58,420,756)
                           ------------
     Net unrealized
     depreciation          $(28,429,066)
                           ============

(b)  Non-income producing security.

AB--Aktiebolag (Swedish Stock Co.)
AG--Aktiengesellschaft (West German Stock Co.)
GDR--Global Depositary Receipt
NV-- Naamloze Vennootschaap (Dutch Corp.)
PLC--Public Limited Company
SA--Societe Anonyme (French Corp.)
SpA--Societa per Azioni (Italian Corp.)


                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------

 Principal
  Amount     Security Description        Value
 --------- ------------------------   -----------
 CORPORATE BONDS--33.2%

           BANKS--0.8%
 $150,000  Deutsche Ausgleichsbank,
           5.13%, 09/22/2003          $   144,298
                                      -----------
           CHEMICALS--1.1%
  200,000  E.I. Dupont de Nemours
           Co., MTN, 8.75%,
           02/12/2001                     200,908
                                      -----------
           CONSUMER CYCLICAL--7.3%
  550,000  Procter & Gamble Co.,
           5.25%, 09/15/2003              529,118
  325,635  Wal-Mart Stores, Inc.,
           8.45%, 07/01/2004              334,625
  445,507  Wal-Mart Stores, Inc.,
           7.49%, 06/21/2007              455,513
                                      -----------
           TOTAL                        1,319,256
                                      -----------
           ENERGY--4.9%
  198,000  Chevron Trust Fund,
           8.11%, 12/01/2004              202,776
   20,000  Detroit Edison Co., MTN,
           7.40%, 01/15/2003               20,202
  500,000  Illinois Power, 6.75%,
           03/15/2005                     490,374
  100,000  New England Power,
           Defeased, 8.00%,
           08/01/2022                      98,755
   75,610  Niagara Mohawk Power,
           7.25%, 10/01/2002               75,693
                                      -----------
           TOTAL                          887,800
                                      -----------
           FINANCE--10.5%
   75,000  Aristar, Inc., 6.13%,
           12/01/2000                      74,921
  500,000  Associates Corp., NA,
           6.88%, 08/01/2003              496,481
  175,000  Associates Corp., NA,
           MTN, 6.58%, 06/28/2002         174,199
  250,000  General Electric Capital
           Corp., MTN, 6.33%,
           09/17/2001                     248,774
  300,000  General Motors
           Acceptance Corp., MTN,
           6.75%, 06/10/2002              299,059
  450,000  Homeside International,
           Inc., 11.25%, 05/15/2003       484,022
   50,000  Merrill Lynch & Co.,
           MTN, 6.38%, 10/01/2001          49,834
   80,000  Morgan Guaranty Trust
           Co., 6.63%, 06/30/2004          78,684
                                      -----------
           TOTAL                        1,905,974
                                      -----------

                       See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2000 (Continued)
-------------------------------------------------------------------------------

 Principal
   Amount                   Security Description                      Value
 ---------- ----------------------------------------------------   -----------
 CORPORATE BONDS--Continued

            HEALTHCARE--0.8%
 $  130,000 Kaiser Foundation Hospital, 9.55%, 07/15/2005          $   141,637
                                                                   -----------
            TELECOMMUNICATIONS--3.2%
    100,000 AT&T Corp. (MediaOne Group), 6.31%, 11/01/2005, (put
            11/01/2000)                                                 94,889
    500,000 BellSouth Telecommunications, 6.00%, 06/15/2002            491,254
                                                                   -----------
            TOTAL                                                      586,143
                                                                   -----------
            YANKEE--4.6%
    200,000 International Bank for Reconstruction & Development,
            12.38%, 10/15/2002                                         221,622
    100,000 International Bank for Reconstruction & Development,
            7.00%, 01/27/2005                                          101,645
    500,000 Swedish Export Credit Corp., 8.25%, 01/15/2023             506,494
                                                                   -----------
            TOTAL                                                      829,761
                                                                   -----------
 TOTAL CORPORATE BONDS
   (Cost $6,046,501)                                                 6,015,777
                                                                   -----------
 U.S. GOVERNMENT SECURITIES--40.2%
            U.S. TREASURY BONDS--20.1%
  3,100,000 6.00%, 02/15/2026                                        3,105,812
    500,000 3.88%, 04/15/2029                                          527,224
                                                                   -----------
            TOTAL                                                    3,633,036
                                                                   -----------
            U.S. TREASURY NOTES--20.1%
    500,000 5.88%, 09/30/2002                                          499,063
    200,000 6.00%, 08/15/2004                                          200,969
    150,000 5.88%, 11/15/2004                                          150,141
    800,000 5.88%, 11/15/2005                                          802,625
    500,000 5.63%, 02/15/2006                                          495,547
    925,000 6.50%, 10/15/2006                                          953,905

                      See Notes to Financial Statements.

OLD WESTBURY FIXED INCOME FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Continued)
--------------------------------------------------------------------------------

 Principal
   Amount               Security Description                 Value
 ---------- -------------------------------------------   -----------
 U.S. GOVERNMENT SECURITIES--Continued

 $  500,000 4.25%, 01/15/2010                             $   528,868
                                                          -----------
            TOTAL                                           3,631,118
                                                          -----------
 TOTAL U.S. GOVERNMENT SECURITIES
   (Cost $7,176,780)                                        7,264,154
                                                          -----------
 U.S. GOVERNMENT AGENCIES--16.9%
            FEDERAL HOME LOAN BANKS--5.6%
    300,000 6.00%, 08/15/2002                                 297,000
    105,000 5.13%, 09/15/2003                                 101,341
    500,000 7.13%, 02/15/2005                                 510,851
    100,000 7.59%, 03/10/2005                                 103,932
                                                          -----------
            TOTAL                                           1,013,124
                                                          -----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION--0.8%
    106,000 5.13%, 02/13/2004                                 101,661
     50,000 6.50%, 03/19/2008, MTN                             48,424
                                                          -----------
            TOTAL                                             150,085
                                                          -----------
            PRIVATE EXPORT FUNDING--3.8%
    250,000 8.40%, 07/31/2001                                 253,105
    100,000 7.30%, 01/31/2002                                 100,877
     25,000 6.90%, 01/31/2003                                  25,223
    300,000 7.03%, 10/31/2003                                 304,372
                                                          -----------
            TOTAL                                             683,577
                                                          -----------
            STUDENT LOAN MARKETING ASSOCIATION--0.6%
    101,815 9.40%, 05/31/2002, MTN                            105,046
                                                          -----------
            TENNESSEE VALLEY AUTHORITY--6.1%
  1,115,000 6.24%, 07/15/2045, (put 07/15/2001)             1,112,359
                                                          -----------
 TOTAL U.S. GOVERNMENT AGENCIES
   (Cost $3,074,284)                                        3,064,191
                                                          -----------

                       See Notes to Financial Statements.

                                                 OLD WESTBURY FIXED INCOME FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2000 (Concluded)
-------------------------------------------------------------------------------

 Principal
  Amount/
  Shares               Security Description                 Value
 --------- -------------------------------------------   -----------
 MUNICIPAL BONDS--5.6%

           CONNECTICUT--1.2%
 $225,000  Connecticut State, GO, Taxable, 5.89%,
           11/01/2002                                    $   221,772
                                                         -----------
           MAINE--0.6%
  100,000  Maine State, GO, Taxable, 7.15%, 09/01/2002       100,953
                                                         -----------
           MISSOURI--1.8%
  300,000  Kansas City Planned Industrial Expansion,
           Revenue Bond, Taxable, 10.20%, 11/01/2014         325,339
                                                         -----------
           TEXAS--2.0%
   50,000  Texas State, GO, Taxable, 7.13%, 12/01/2003        50,628
  320,000  Texas State, GO, Taxable, 6.15%, 12/01/2006       309,523
                                                         -----------
           TOTAL                                             360,151
                                                         -----------
 TOTAL MUNICIPAL BONDS
   (Cost $986,169)                                         1,008,215
                                                         -----------
 INVESTMENT COMPANIES--3.5%
  637,000  SEI Daily Income Government II Fund               637,000
                                                         -----------
 TOTAL INVESTMENT COMPANIES
   (Cost $637,000)                                           637,000
                                                         -----------
 TOTAL INVESTMENTS
   (Cost $17,920,734)(a)--99.4%                           17,989,337
 OTHER ASSETS IN EXCESS OF LIABILITIES--0.6%                 116,079
                                                         -----------
 NET ASSETS--100.0%                                      $18,105,416
                                                         ===========

(a) At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

     Unrealized appreciation  $ 207,007
     Unrealized depreciation   (138,404)
                              ---------
     Net unrealized
     appreciation             $  68,603
                              =========

GO--General Obligations
MTN--Medium Term Note

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000
--------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--98.6%

           ALABAMA--2.0%
 $290,000  Calhoun County Gasoline Tax Anticipation Warrants,
           4.80%, 03/01/2008, (AMBAC)                               $   290,693
  100,000  Calhoun County Gasoline Tax Anticipation Warrants,
           4.95%, 03/01/2011, (AMBAC)                                    99,913
  120,000  Calhoun County Gasoline Tax Anticipation Warrants,
           5.15%, 03/01/2013, (AMBAC)                                   120,167
                                                                    -----------
           TOTAL                                                        510,773
                                                                    -----------
           ARKANSAS--1.6%
  260,000  Paragould Water Sewer & Electric, Revenue Bonds,
           5.15%, 12/01/2012, (AMBAC)                                   259,990
  155,000  Paragould Water Sewer & Electric, Revenue Bonds,
           5.20%, 12/01/2013, (AMBAC)                                   154,994
                                                                    -----------
           TOTAL                                                        414,984
                                                                    -----------
           COLORADO--2.3%
  100,000  Longmont Sales & Use Tax Revenue Bonds, 5.38%,
           11/15/2012                                                   103,407
  485,000  Longmont Sales & Use Tax Revenue Bonds, 5.63%,
           11/15/2017                                                   496,756
                                                                    -----------
           TOTAL                                                        600,163
                                                                    -----------
           DISTRICT OF COLUMBIA--1.0%
  255,000  District of Columbia, GO, Series A, 5.63%, 06/01/2002,
           (MBIA)                                                       259,468
                                                                    -----------
           ILLINOIS--13.9%
  400,000  Chicago Board of Education, GO, 6.75%, 12/01/2008,
           (AMBAC)                                                      452,560
  225,000  Chicago Neighborhoods Alive 21 PG-A, GO, 5.88%,
           01/01/2019, (FGIC)                                           231,536
  315,000  Chicago, GO, Series B, 5.00%, 01/01/2011, (AMBAC)            315,227
  500,000  Du Page County Community High School District No. 099,
           GO, 4.88%, 12/01/2018, (FSA)                                 459,755
  150,000  Du Page County Community School District No. 202, GO,
           5.55%, 12/30/2017, (FSA)                                     150,798

                       See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2000 (Continued)
-------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

 $260,000  Freeport Sewer System Improvements, GO, 5.55%,
           12/01/2014, (AMBAC)                                      $   266,698
  300,000  Illinois State Toll Highway Authority, Revenue Bonds,
           Series A, 3.50%, 01/01/2005                                  287,946
  210,000  Kane County Community School District No. 304, GO,
           6.10%, 06/01/2006, (FGIC)                                    224,589
  480,000  Northern University, Revenue Bonds, 5.50%, 04/01/2013,
           (AMBAC)                                                      488,376
  340,000  Peoria, GO, Series A, 5.40%, 01/01/2012                      347,171
  140,000  Saline & Gallatin Hamilton Counties, GO, 5.75%,
           10/01/2004, (FGIC)                                           145,849
  200,000  St. Clair County High School, GO, 4.85%, 10/01/2015,
           (AMBAC)                                                      187,558
                                                                    -----------
           TOTAL                                                      3,558,063
                                                                    -----------
           INDIANA--9.5%
  285,000  Eagle-Union Community School Building Corp., Revenue
           Bonds, 4.50%, 07/05/2012, (FSA)                              269,342
  100,000  East Allen Multi School Building Corp., Revenue Bonds,
           5.05%, 07/15/2005, (FSA)                                     102,003
  340,000  East Allen Multi School Building Corp., Revenue Bonds,
           5.75%, 07/15/2015, (FSA)                                     351,747
  500,000  Franklin Township School Building Corp., Revenue
           Bonds, 5.75%, 07/15/2010                                     529,685
  500,000  Hamilton Southeastern Construction School Building
           Corp., Revenue Bonds, 4.90%, 07/01/2011, (AMBAC)             499,555
  145,000  Lebanon Middle School Building Corp., Revenue Bonds,
           5.05%, 07/15/2011, (FSA)                                     146,663
  170,000  Noblesville Elementary Intermediate School Building
           Corp., GO, 5.30%, 07/15/2009, (FSA)                          176,220
  205,000  Noblesville Elementary Intermediate School Building
           Corp., GO, 5.50%, 07/15/2012, (FSA)                          213,571
  130,000  Noblesville West School Building Corp., Revenue Bonds,
           4.65%, 07/05/2005                                            129,992
                                                                    -----------
           TOTAL                                                      2,418,778
                                                                    -----------

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

           IOWA--1.1%
 $255,000  Southeastern Community College, GO, 5.75%, 07/01/2011,
           (AMBAC)                                                  $   271,101
                                                                    -----------
           KENTUCKY--1.0%
  245,000  Hopkins County, GO, 5.63%, 02/01/2016, (FGIC)                251,796
                                                                    -----------
           MASSACHUSETTS--1.1%
  300,000  Sharon Massachusetts, GO, 5.00%, 01/15/2017                  282,702
                                                                    -----------
           MICHIGAN--11.0%
  130,000  Central Montcalm Public Schools, GO, 5.35%,
           05/01/2011, (MBIA)                                           134,755
  275,000  Gibraltar School District, GO, 5.00%, 05/01/2007,
           (MBIA)                                                       280,033
  320,000  Lake Orion Community School District, GO, Series A,
           5.70%, 05/01/2013, (FSA)                                     338,752
  500,000  Livonia Public Schools, GO, 5.63%, 05/01/2014, (FGIC)        520,705
  300,000  Michigan State Building Authority, Revenue Bonds,
           Series 1, 5.13%, 10/15/2015                                  294,315
  460,000  Parchment School District, GO, 5.00%, 05/01/2025,
           (MBIA)                                                       432,193
  350,000  Van Buren County, GO, 5.00%, 05/01/2015, (AMBAC)             340,158
  100,000  Warren Water & Sewer, Revenue Bonds, 5.25%,
           11/01/2015, (FSA)                                             99,692
  375,000  Warren, GO, 5.00%, 06/01/2016                                359,318
                                                                    -----------
           TOTAL                                                      2,799,921
                                                                    -----------
           MINNESOTA--1.9%
  500,000  Rosemount Independent School District No. 196, GO,
           Series A, 4.40%, 06/01/2011                                  472,925
                                                                    -----------
           NEBRASKA--2.0%
  400,000  American Public Energy Agency, Revenue Bonds, Series
           A, 4.38%, 06/01/2010, (AMBAC)                                359,736

                       See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2000 (Continued)
-------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

 $140,000  Dodge County School District No. 001, GO, 5.00%,
           12/15/2008, (FSA)                                        $   142,233
                                                                    -----------
           TOTAL                                                        501,969
                                                                    -----------
           NEW JERSEY--0.4%
  100,000  Ewing Township School District, GO, 5.30%, 08/01/2013,
           (FGIC)                                                       101,642
                                                                    -----------
           NEW YORK--0.5%
  105,000  Lancaster Town, GO, 5.60%, 06/01/2008, (MBIA)                111,237
   20,000  New York, GO, Series D, 6.00%, 02/15/2020                     21,305
                                                                    -----------
           TOTAL                                                        132,542
                                                                    -----------
           OHIO--2.7%
  100,000  Cambridge Water Systems, Revenue Bonds, 5.25%,
           12/01/2004, (AMBAC)                                          102,875
  175,000  Clearview Local School District, GO, 6.65%, 12/01/2017       201,535
  235,000  Clearview Local School District, GO, 6.80%, 12/01/2020       274,372
  100,000  Mansfield City School District, GO, 5.35%,12/01/2014,
           (MBIA)                                                       101,947
                                                                    -----------
           TOTAL                                                        680,729
                                                                    -----------
           PENNSYLVANIA--2.2%
  400,000  Council Rock School District, GO, 4.45%, 11/15/2011,
           (FGIC)                                                       377,348
  205,000  Luzerne County, GO, Series A, 4.50%, 09/15/2010,
           (MBIA)                                                       198,827
                                                                    -----------
           TOTAL                                                        576,175
                                                                    -----------
           SOUTH CAROLINA--1.6%
  300,000  Columbia Waterworks & Sewer System, Revenue Bonds,
           5.50%, 02/01/2009                                            315,804
  100,000  Piedmont Municipal Power Agency, Revenue Bonds, 6.30%,
           01/01/2022, (MBIA)                                           105,540
                                                                    -----------
           TOTAL                                                        421,344
                                                                    -----------

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Continued)
--------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued
           TEXAS--25.2%
 $435,000  Grape Creek Independent School District, GO, 5.00%,
           02/15/2012, (PSF)                                        $   434,595
  470,000  Gregory Portland Independent School District, GO,
           5.50%, 08/15/2019, (PSF)                                     467,236
  250,000  Houston, GO, Series A, 5.00%, 03/01/2011                     251,048
  500,000  Lamar Independent School District, GO, 4.90%,
           02/15/2016, (PSF)                                            467,420
  605,000  Lamar Independent School District, GO, 5.25%,
           02/15/2017, (PSF)                                            592,634
  150,000  Lower Colorado River Authority, Revenue Bonds, Series
           A, 5.88%, 05/15/2016, (FSA)                                  156,843
  420,000  McKinney, GO, 5.20%, 08/15/2014, (FGIC)                      417,110
  210,000  Montgomery County Municipal Utility District No. 47,
           GO, 6.70%, 10/01/2012, (AMBAC)                               229,467
  250,000  Montgomery County Municipal Utility District No. 47,
           GO, 6.13%, 10/01/2015, (AMBAC)                               260,005
  290,000  New Braunfels Independent School, GO, 5.75%,
           02/01/2014, (PSF)                                            301,562
  500,000  Round Rock Independent School District, GO, 4.70%,
           08/01/2014, (PSF)                                            467,435
  295,000  San Felipe Del Rio Independent School District, GO,
           5.38%, 08/15/2016, (PSF)                                     295,752
  665,000  Tarrant County Health Facilites, Revenue Bonds, Series
           A, 5.00%, 09/01/2015, (FGIC)                                 643,314
  285,000  Travis County, GO, 4.00%, 03/01/2017                         233,409
  460,000  Tuloso-Midway Independent School District, GO, 5.50%,
           08/15/2022, (PSF)                                            452,502
  730,000  Ysleta Independent School District, Revenue Bonds,
           5.50%, 11/15/2010, (AMBAC)                                   765,448
                                                                    -----------
           TOTAL                                                      6,435,780
                                                                    -----------
           WASHINGTON--6.6%
  300,000  King County Sewer, GO/Revenue Bonds, 6.25%, 01/01/2035       309,150
  300,000  Seattle Municipal Light & Power, Revenue Bonds, 5.00%,
           07/01/2016                                                   285,516

                       See Notes to Financial Statements.

                                               OLD WESTBURY MUNICIPAL BOND FUND
                                                       PORTFOLIO OF INVESTMENTS
                                                   October 31, 2000 (Continued)
-------------------------------------------------------------------------------

 Principal
  Amount                    Security Description                       Value
 --------- ------------------------------------------------------   -----------
 MUNICIPAL BONDS--Continued

 $400,000  Washington State Higher Educational Facilities
           Authority, Revenue Bonds, 5.00%, 04/01/2017, (MBIA)      $   381,036
  500,000  Washington State, GO, Series A, 6.00%, 09/01/2015            517,185
  180,000  Washington State, GO, Series DD-14 & B, 6.00%,
           09/01/2019                                                   184,549
                                                                    -----------
           TOTAL                                                      1,677,436
                                                                    -----------
           WEST VIRGINIA--2.0%
  200,000  Kanawha County Board of Education Public Schools, GO,
           4.65%, 05/01/2005, (MBIA)                                    200,402
  300,000  West Virgina State, GO, 5.25%, 06/01/2010, (FGIC)            310,023
                                                                    -----------
           TOTAL                                                        510,425
                                                                    -----------
           WISCONSIN--9.0%
  225,000  Geneva Joint School District No. 4, GO, 5.25%,
           04/01/2012, (FSA)                                            230,033
  125,000  Milwaukee, GO, 4.80%, 12/01/2000                             125,053
  250,000  Oshkosh Corp., GO, Series A, 5.50%, 12/01/2007, (FGIC)       255,493
  220,000  Two Rivers Public School District, GO, 5.75%,
           03/01/2012, (FSA)                                            232,331
  505,000  Verona Area School District, GO, Series A, 5.50%,
           10/01/2012, (MBIA)                                           525,165
  400,000  Waupun School District, GO, 4.85%, 4/01/2014, (FGIC)         384,344
  300,000  Whitewater Waterworks Systems, Revenue Bonds, 5.20%,
           10/01/2014, (MBIA)                                           301,140
  240,000  Wisconsin State Health & Educational Facilities,
           Revenue Bonds, 6.13%, 08/15/2022, (MBIA)                     244,349
                                                                    -----------
           TOTAL                                                      2,297,908
                                                                    -----------
 TOTAL MUNICIPAL BONDS
   (Amortized cost $24,844,905)                                      25,176,624
                                                                    -----------

                      See Notes to Financial Statements.

OLD WESTBURY MUNICIPAL BOND FUND
PORTFOLIO OF INVESTMENTS
October 31, 2000 (Concluded)
-------------------------------------------------------------------------------

 Shares           Security Description               Value
 ------- --------------------------------------   -----------
 INVESTMENT COMPANIES--1.7%

 443,100 SEI Tax-Exempt Trust Money Market Fund   $   443,100
                                                  -----------
 TOTAL INVESTMENT COMPANIES (Cost $443,100)           443,100
                                                  -----------
 TOTAL INVESTMENTS (Cost $25,288,005)(a)--
   100.3%                                          25,619,724
 LIABILITIES IN EXCESS OF OTHER ASSETS--
   0.3%                                               (77,225)
                                                  -----------
 NET ASSETS--100.0%                               $25,542,499
                                                  ===========

(a) At October 31, 2000, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities were as follows:

     Unrealized appreciation   $ 513,832
     Unrealized depreciation    (182,113)
                               ---------
     Net unrealized
     appreciation              $ 331,719
                               =========

AMBAC--Insured by AMBAC Indemnity Corp.
FGIC--Insured by Financial Guaranty Insurance Corp.
FSA--Insured by Financial Security Assurance Inc.
GO--General Obligations
MBIA--Insured by Municipal Bond Insurance Assoc.
PSF--Permanent School Fund Guarantee


                      See Notes to Financial Statements.

                                                        OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF ASSETS AND LIABILITIES
                                                                October 31, 2000
--------------------------------------------------------------------------------

                              Core        Capital                       Fixed      Municipal
                            Equities    Opportunity   International    Income        Bond
                              Fund          Fund          Fund          Fund         Fund
                          ------------  ------------  -------------  -----------  -----------
Assets:
 Investments, at market
  value.................  $171,382,889  $372,223,888  $433,348,884   $17,989,337  $25,619,724
 Foreign currency (Cost
  $22,832,972)..........            --            --    22,335,245            --           --
 Cash...................        19,794         9,680            57            64           51
 Accrued income
  receivable............       109,060       657,730       907,380       302,726      428,445
 Receivable for fund
  shares sold...........        66,200       256,800         7,300         7,500       30,000
 Receivable for
  investments sold......     5,046,659            --     3,162,612            --      294,961
 Receivable for
  withholding taxes--
  dividends.............            --            --       299,403            --           --
 Unrealized appreciation
  on foreign currency
  contracts.............            --            --         1,957            --           --
 Deferred organization
  expense...............            --         7,442            --            --           --
 Receivable from
  investment advisor....            --            --            --       165,296       67,188
                          ------------  ------------  ------------   -----------  -----------
   Total Assets.........   176,624,602   373,155,540   460,062,838    18,464,923   26,440,369
                          ------------  ------------  ------------   -----------  -----------
Liabilities:
 Payable for fund shares
  redeemed..............            --     1,700,508        11,279        19,500           --
 Payable for investments
  purchased.............     4,762,783            --     8,129,238       289,127      829,847
 Accrued expenses and
  other payables:
 Investment advisory....       218,212       564,317       693,331            --           --
 Administration.........        29,025        59,509        77,133         2,936        4,333
 Distribution...........       200,616       405,630       539,910        11,565       26,167
 Custody................        54,325       111,977       187,439        10,880       11,170
 Other..................        52,111        73,412        99,695        25,499       26,353
                          ------------  ------------  ------------   -----------  -----------
   Total Liabilities....     5,317,072     2,915,353     9,738,025       359,507      897,870
                          ------------  ------------  ------------   -----------  -----------
Net Assets..............  $171,307,530  $370,240,187  $450,324,813   $18,105,416  $25,542,499
                          ============  ============  ============   ===========  ===========
Net Assets consist of:
 Paid in capital........   150,179,757   324,407,905   453,155,975    18,088,030   25,261,215
 Undistributed net
  investment income.....            --     2,414,333       895,324       169,811      215,087
 Accumulated net
  realized gain/(loss)
  on investments and
  foreign currencies
  translations..........    (3,339,483)   (5,704,448)   23,198,151      (221,028)    (265,522)
 Net unrealized
  appreciation/
  (depreciation) on
  investments...........    24,467,256    49,122,397   (26,376,225)       68,603      331,719
 Net unrealized
  depreciation
  on foreign currencies
  translations..........            --            --      (548,412)           --           --
                          ------------  ------------  ------------   -----------  -----------
Net Assets..............  $171,307,530  $370,240,187  $450,324,813   $18,105,416  $25,542,499
                          ============  ============  ============   ===========  ===========
Net Asset Value, Maximum
 Offering Price and
 Redemption Proceeds Per
 Share..................  $      14.85  $      14.04  $      11.89   $     10.13  $     10.35
                          ============  ============  ============   ===========  ===========
Shares of Capital Stock
 Outstanding............    11,534,272    26,379,473    37,863,575     1,786,864    2,467,293
                          ============  ============  ============   ===========  ===========
Investments, at cost....  $146,915,633  $323,101,491  $459,725,109   $17,920,734  $25,288,005
                          ============  ============  ============   ===========  ===========

                       See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2000
--------------------------------------------------------------------------------

                                  Core        Capital                    Fixed    Municipal
                                Equities    Opportunity International   Income       Bond
                                  Fund         Fund         Fund         Fund        Fund
                               -----------  ----------- -------------  ---------  ----------
Investment Income:
 Interest...................   $   590,283  $ 5,272,237 $  1,680,082   $ 882,564  $1,085,341
 Dividend...................       498,696    1,243,940    6,176,029          --          --
 Foreign tax withholding....            --           --     (754,425)         --          --
                               -----------  ----------- ------------   ---------  ----------
 Total Income...............     1,088,979    6,516,177    7,101,686     882,564   1,085,341
                               -----------  ----------- ------------   ---------  ----------
Expenses:
 Investment advisory........       958,699    2,092,936    2,821,799      59,153      96,174
 Custody....................       209,757      416,344      763,371      19,718      32,058
 Administration.............       178,901      356,322      489,535      16,778      27,407
 Shareholder servicing......       349,594      693,906      954,214      32,863      53,430
 Registration...............           984       30,040       29,424      10,916      12,217
 Amortization of
   organization costs.......            --        5,973           --          --          --
 Insurance premiums.........         4,949        8,499        5,151       3,226       3,467
 Printing and postage.......         7,467        8,951       14,884       6,711       4,685
 Legal......................        12,436       23,250       40,207       9,974       2,087
 Audit......................        18,356       56,879       63,293       2,592       5,530
 Transfer agent.............        21,235       12,912       26,508      10,140       9,626
 Directors..................        21,655       18,853       18,072      20,229      20,623
 Miscellaneous..............         5,919        5,559       10,157       1,513         778
                               -----------  ----------- ------------   ---------  ----------
 Total expenses.............     1,789,952    3,730,424    5,236,615     193,813     268,082
Less fees waived-- waiver of
  investment advisory fee...            --           --           --     (56,095)    (45,556)
                               -----------  ----------- ------------   ---------  ----------
 Total waivers..............            --           --           --     (56,095)    (45,556)
                               -----------  ----------- ------------   ---------  ----------
 Net expenses...............     1,789,952    3,730,424    5,236,615     137,718     222,526
                               -----------  ----------- ------------   ---------  ----------
Net Investment
Income/(Loss)...............      (700,973)   2,785,753    1,865,071     744,846     862,815
                               -----------  ----------- ------------   ---------  ----------
Net Realized and Unrealized
Gain/(Loss):
 Net realized gains/(losses)
   on investments...........    (1,238,212)  17,983,720   25,427,145    (104,068)    (49,974)
 Net realized (losses) on
   foreign currency
   transactions.............            --           --     (494,310)         --          --
 Net change in unrealized
   appreciation/(depreciation)
   on investments...........    11,018,583   35,170,456  (47,833,037)    292,511   1,093,423
 Net change in unrealized
   depreciation on
   translation of assets and
   liabilities in foreign
   currencies and foreign
   currency contracts.......            --           --     (527,776)         --          --
                               -----------  ----------- ------------   ---------  ----------
Net Realized and Unrealized
Gain/(Loss).................     9,780,371   53,154,176  (23,427,978)    188,443   1,043,449
                               -----------  ----------- ------------   ---------  ----------
Net Increase (Decrease) in
 Net Assets Resulting
 from Operations............   $ 9,079,398  $55,939,929 $(21,562,907)  $ 933,289  $1,906,264
                               ===========  =========== ============   =========  ==========

                       See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                            Core Equities Fund       Capital Opportunity Fund
                         --------------------------  --------------------------
                             Year          Year          Year          Year
                            Ended         Ended         Ended         Ended
                         October 31,   October 31,   October 31,   October 31,
                             2000          1999          2000          1999
                         ------------  ------------  ------------  ------------
From Operations:
 Net investment
   income/(loss)........ $   (700,973) $   (251,856) $  2,785,753  $    192,022
 Net realized
   gains/(losses) on
   investments..........   (1,238,212)      264,674    17,983,720    (9,617,282)
 Net change in
   unrealized
   appreciation on
   investments..........   11,018,583    11,959,630    35,170,456    14,338,185
                         ------------  ------------  ------------  ------------
 Net increase in net
   assets from
   operations...........    9,079,398    11,972,448    55,939,929     4,912,925
                         ------------  ------------  ------------  ------------
Distributions to
Shareholders:
 From net investment
   income...............           --       (36,366)     (541,345)           --
                         ------------  ------------  ------------  ------------
 Net decrease in net
   assets from
   distributions........           --       (36,366)     (541,345)           --
                         ------------  ------------  ------------  ------------
From Capital Stock
  Transactions:
 Net proceeds from sale
   of capital stock.....  101,922,358    53,578,441   179,723,638   128,272,296
 Reinvestment of
   dividends............           --        23,122       187,795            --
 Net cost of capital
   stock redeemed.......  (24,260,097)  (14,136,113)  (70,988,468)  (41,091,497)
                         ------------  ------------  ------------  ------------
 Net increase in net
   assets resulting from
   capital stock
   transactions.........   77,662,261    39,465,450   108,922,965    87,180,799
                         ------------  ------------  ------------  ------------
 Net Increase in Net
   Assets...............   86,741,659    51,401,532   164,321,549    92,093,724
                         ------------  ------------  ------------  ------------
Net Assets:
 Beginning of period....   84,565,871    33,164,339   205,918,638   113,824,914
                         ------------  ------------  ------------  ------------
 End of period.......... $171,307,530  $ 84,565,871  $370,240,187  $205,918,638
                         ============  ============  ============  ============
Share Transactions:
 Issued.................    6,592,771     4,336,116    13,826,409    11,137,731
 Reinvested.............           --         2,092        14,390            --
 Redeemed...............   (1,571,063)   (1,138,157)   (5,662,153)   (3,643,240)
                         ------------  ------------  ------------  ------------
 Net Increase in Shares.    5,021,708     3,200,051     8,178,646     7,494,491
                         ============  ============  ============  ============

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS
(Continued)
--------------------------------------------------------------------------------

                             International Fund          Fixed Income Fund
                          --------------------------  ------------------------
                              Year          Year         Year         Year
                             Ended         Ended         Ended        Ended
                          October 31,   October 31,   October 31,  October 31,
                              2000          1999         2000         1999
                          ------------  ------------  -----------  -----------
From Operations:
 Net investment income... $  1,865,071  $  1,211,932  $   744,846  $   389,948
 Net realized
   gains/(losses) on
   investments and
   foreign currency
   transactions..........   24,932,835    21,458,796     (104,068)    (116,960)
 Net change in unrealized
   appreciation/
   (depreciation) on
   investments and
   foreign currency
   translations..........  (48,360,813)   13,321,072      292,511     (477,873)
                          ------------  ------------  -----------  -----------
 Net increase/(decrease)
   in net assets from
   operations............  (21,562,907)   35,991,800      933,289     (204,885)
                          ------------  ------------  -----------  -----------
Distributions to
Shareholders:
 From net investment
   income................   (3,496,681)   (2,809,583)    (702,427)    (346,282)
 From capital gains......           --            --           --      (41,074)
                          ------------  ------------  -----------  -----------
 Net decrease in net
   assets from
   distributions.........   (3,496,681)   (2,809,583)    (702,427)    (387,356)
                          ------------  ------------  -----------  -----------
From Capital Stock
Transactions:
 Net proceeds from sale
   of capital stock......  289,349,594   117,263,751   11,971,304    6,379,379
 Reinvestment of
   dividends.............    1,454,594     1,478,924      268,427      173,982
 Net cost of capital
   stock redeemed........  (41,492,138)  (49,084,485)  (3,572,842)  (2,352,113)
                          ------------  ------------  -----------  -----------
 Net increase in net
   assets resulting from
   capital stock
   transactions..........  249,312,050    69,658,190    8,666,889    4,201,248
                          ------------  ------------  -----------  -----------
 Net Increase in Net
   Assets................  224,252,462   102,840,407    8,897,751    3,609,007
                          ------------  ------------  -----------  -----------
Net Assets:
 Beginning of period.....  226,072,351   123,231,944    9,207,665    5,598,658
                          ------------  ------------  -----------  -----------
 End of period........... $450,324,813  $226,072,351  $18,105,416  $ 9,207,665
                          ============  ============  ===========  ===========
Share Transactions:
 Issued..................   22,564,398    10,297,038    1,205,036      616,350
 Reinvested..............      114,175       148,636       27,295       16,797
 Redeemed................   (3,289,912)   (4,620,577)    (360,196)    (230,558)
                          ------------  ------------  -----------  -----------
 Net Increase in Shares..   19,388,661     5,825,097      872,135      402,589
                          ============  ============  ===========  ===========

                       See Notes to Financial Statements.

                                                       OLD WESTBURY FUNDS, INC.
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                                                    (Concluded)
-------------------------------------------------------------------------------

                                                       Municipal Bond Fund
                                                     -------------------------
                                                         Year         Year
                                                        Ended         Ended
                                                     October 31,   October 31,
                                                         2000         1999
                                                     ------------  -----------
From Operations:
 Net investment income.............................. $    862,815  $   539,838
 Net realized (losses) on investments ..............      (49,974)    (215,548)
 Net change in unrealized
   appreciation/(depreciation) on investments ......    1,093,423     (980,440)
                                                     ------------  -----------
 Net increase/(decrease) in net assets from
   operations.......................................    1,906,264     (656,150)
                                                     ------------  -----------
Distributions to Shareholders:
 From net investment income.........................     (868,311)    (451,546)
 From capital gains.................................           --      (46,466)
                                                     ------------  -----------
 Net decrease in net assets from distributions......     (868,311)    (498,012)
                                                     ------------  -----------
From Capital Stock Transactions:
 Net proceeds from sale of capital stock............   16,254,762   11,797,870
 Reinvestment of dividends..........................      311,686      148,516
 Net cost of capital stock redeemed.................  (11,546,236)  (2,358,271)
                                                     ------------  -----------
 Net increase in net assets resulting from capital
   stock transactions...............................    5,020,212    9,588,115
                                                     ------------  -----------
 Net Increase in Net Assets.........................    6,058,165    8,433,953
                                                     ------------  -----------
Net Assets:
 Beginning of period................................   19,484,334   11,050,381
                                                     ------------  -----------
 End of period...................................... $ 25,542,499  $19,484,334
                                                     ============  ===========
Share Transactions:
 Issued.............................................    1,621,285    1,137,341
 Reinvested.........................................       31,326       14,332
 Redeemed...........................................   (1,149,649)    (227,420)
                                                     ------------  -----------
 Net Increase in Shares.............................      502,962      924,253
                                                     ============  ===========

                      See Notes to Financial Statements.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2000
-------------------------------------------------------------------------------

1. Organization. Old Westbury Funds, Inc. (the "Funds"), a Maryland corporation registered under the Investment Company Act of 1940 (the "Act"), is a diversified, open-end management investment company. The Funds' Articles of Incorporation permit the Funds' Board of Directors to create an unlimited number of series, each of which is a separate class of shares. At October 31, 2000, the Funds consisted of five separate investment portfolios (each portfolio individually referred to as a "Portfolio" and collectively as the "Portfolios") which are presented herein:

 Portfolio Name                         Investment Objective
 Old Westbury Core Equities Fund        Above-average long-term
 ("Core Equities Fund")                 capital appreciation.
 Old Westbury Capital Opportunity Fund* Capital appreciation.
 ("Capital Opportunity Fund")
 Old Westbury International Fund        Long-term growth of capital.
 ("International Fund")
 Old Westbury Fixed Income Fund         Total return (consisting of current
 ("Fixed Income Fund")                  income and capital appreciation).
 Old Westbury Municipal Bond Fund       Dividend income exempt from regular
 ("Municipal Bond Fund")                Federal income tax.

*Formerly the Old Westbury Growth Opportunity Fund.

  The Funds were incorporated under the laws of the state of Maryland on August 26, 1993 and commenced operations on October 22, 1993.

  The Funds have authorized a total of 20 billion shares of common stock (par value $0.001 per share); each Portfolio is permitted to issue 4 billion of such shares.

2. Significant Accounting Policies. The following is a summary of the significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

  A. Valuation of Investments. Securities listed on an exchange are valued, except as indicated below, at the last sale price reflected at the close

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2000 (Continued)
-------------------------------------------------------------------------------

of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices. If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with procedures approved by the Board of Directors. Portfolio securities traded on more than one national securities exchange are valued at the last sale price on the exchange representing the principal market for such securities.

  Securities traded in the over-the-counter market, including listed securities whose primary market is believed by Bessemer Trust Company, N.A. ("Bessemer"), the Portfolio's Investment Advisor to be over-the-counter, are valued at the mean of the last reported bid and asked prices from such sources as the Board of Directors deems appropriate to reflect their fair value.

  Debt instruments having 60 days or less remaining until maturity are valued at amortized cost. Debt instruments having a greater remaining maturity will be valued at the bid price obtained from a dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved as reliable by the Board of Directors. All other investment assets, including restricted and not readily marketable securities, are valued under procedures established by and under the general supervision and responsibility of the Board of Directors designed to reflect in good faith the fair value of such securities.

  B. Restricted Securities. Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer's expense either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Directors. The Funds will not incur any registration costs upon such resales. The Funds' restricted securities are valued at the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined in accordance with procedures approved by the Board of Directors. For the year ended October 31, 2000 the Portfolios did not hold any restricted securities.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Continued)
-------------------------------------------------------------------------------

  C. Foreign Currency Translation. The books and records of the Funds are maintained in United States dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into United States dollars at current exchange rates. Purchases and sales of securities, income receipts and expense payments are translated into United States dollars at the exchange rate on the dates of the transactions.

  Although the net assets of the International Fund are presented at the foreign exchange rates and values at the close of the period, the Portfolio does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the value of the securities.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the level of governmental supervision and regulation of foreign securities markets and the possibility of political and economic instability.

  D. Forward Foreign Currency Contracts. The International Fund may enter into forward foreign currency contracts to hedge its exposure to changes in foreign currency exchange rates on foreign portfolio holdings. A forward foreign currency contract ("forward") is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. The forward is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized appreciation or depreciation. When the forward is closed, the Portfolio records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts or if the value of the currency changes unfavorably.

                                                       Unrealized
                      Delivery  Contract    Market   Appreciation/
Currency                Date     Value      Value    (Depreciation)
--------              -------- ---------- ---------- --------------
Long Contracts:
Japanese Yen          11/02/00 $  331,384 $  331,262     $ (122)
                      11/06/00  2,516,311  2,518,390      2,079
                               ---------- ----------     ------
Total Long Contracts           $2,847,695 $2,849,652     $1,957
                               ---------- ----------     ------

  E. Security Transactions and Related Investment Income. Security transactions are accounted for on the trade date. Realized gains and losses

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2000 (Continued)
-------------------------------------------------------------------------------

on security transactions are determined on the identified cost method. Dividend income and other distributions from portfolio securities are recorded on the ex-dividend date except certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Interest income is recognized on an accrual basis for each of the Portfolios and includes the amortization of premiums and accretion of discounts for the Municipal Bond Fund, and accretion of discounts for the Fixed Income Fund.

  F. Distributions to Shareholders. Dividends from net investment income are declared and paid semi-annually for the Fixed Income and Municipal Bond Funds and annually for the Core Equities, Capital Opportunity and International Funds. Distributable net realized gains, if any, are declared and distributed at least annually.

  The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions to shareholders which exceed net investment income and realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

  G. Federal Taxes. It is the policy of each Portfolio to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all federal income taxes.

  H. Other. Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. Other operating expenses of the Funds are prorated to each Portfolio on the basis of relative net assets or other appropriate basis.

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Continued)
-------------------------------------------------------------------------------

3. Related Party Transactions.

  A. Investment Advisory Fees. Pursuant to an advisory contract, the Funds has retained Bessemer to make investment decisions. The investment advisory fee paid to Bessemer for advisory services is computed daily and paid monthly in accordance with the following schedule:

   Core Equities Fund--0.70% of the first $100 million of the Portfolio's average net assets, 0.65% of the second $100 million of such assets and 0.60% of such assets exceeding $200 million.

   Capital Opportunity and International Funds--0.80% of the first $100 million of the Portfolio's average net assets, 0.75% of the second $100 million of such assets and 0.70% of such assets exceeding $200 million.

   Fixed Income and Municipal Bond Funds--0.45% of the first $100 million of the Portfolio's average net assets, 0.40% of the second $100 million of such assets and 0.35% of such assets exceeding $200 million.

  B. Administration Fees. Effective September 1, 2000, BISYS Fund Services Ohio, Inc. (the "Administrator") serves as the administrator to the Funds, replacing Federated Administrative Services. Under the terms of the administration agreement, the Administrator's fee is computed at the annual rate of 0.12% of the total average daily net assets of the Portfolios within the Funds up to $450 million, 0.10% of the total average daily net assets of the Portfolios between $450 million and $750 million, 0.075% of the total average daily net assets of the Portfolios between $750 million and $1.5 billion, and 0.05% of the total average daily net assets of the Portfolios greater than $1.5 billion.

  C. Distribution and Service Plan and Distribution Reimbursement Fees. The Directors adopted a distribution and service plan (the "Plan") for the Funds pursuant to Rule 12b-1 of the Act, and pursuant to the Plan, the Funds entered into a distribution agreement and a shareholder servicing agreement with BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS LP") on September 1, 2000 and a shareholder servicing agreement with Bessemer. Prior to September 1, 2000, Edgewood Services, Inc. served as distributor and shareholder servicing agent. Under its shareholder servicing agreement, Bessemer received payments from the Funds to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing agreement, BISYS LP receives payments from the Funds to permit it to make payments to broker-dealers for providing shareholder services. Under its shareholder servicing

                                                       OLD WESTBURY FUNDS, INC.
                                                  NOTES TO FINANCIAL STATEMENTS
                                                   October 31, 2000 (Continued)
-------------------------------------------------------------------------------

agreement, Bessemer is permitted (i) to receive a payment from the Funds attributable to Bessemer's clients (and its affiliates) for providing shareholder services to such clients and (ii) to receive payments to permit it to make payments to other financial institutions as shareholder servicing agents. The total of shareholder servicing fees in the aggregate payable to BISYS LP and Bessemer will not exceed 0.25% per annum of the Funds' average daily net assets.

  The distribution agreement with BISYS LP provides for reimbursement to BISYS LP by the Funds for its distribution, promotional and advertising costs incurred in connection with the distribution of the Funds' shares in an amount not to exceed 0.10% per annum for each of the Portfolio's average daily net assets.

  In addition, the Funds will pay for certain other expenses under the Plan. These expenses shall not exceed an amount equal to 0.05% per annum of the Portfolio's average daily net assets.

  D. Directors' Fees. Each Director who is not an "interested person" (as defined in the Act) of the Funds received a $12,000 annual retainer plus $2,000 per meeting attended and is reimbursed for out-of-pocket expenses incurred in connection with committee or board meetings.

  E. Custody Fees. The Funds have retained Bessemer to serve as the Funds' custodian. Bessemer is responsible for maintaining the books and records of the Funds' securities and cash. For providing these services, Bessemer receives from each Portfolio a fee accrued and paid monthly at an annual rate equal to 0.15% (0.20% for the International Fund) of the average daily net assets of each Portfolio.

4. Purchase and Sales of Securities. For the year ended October 31, 2000 purchases and sales of investment securities other than short-term investments were as follows:

Portfolio                                               Purchases      Sales
---------                                              ------------ ------------
Core Equities Fund.................................... $222,066,485 $156,311,927
Capital Opportunity Fund..............................  287,254,745  245,813,803
International Fund....................................  585,529,807  359,783,793
Fixed Income Fund.....................................   12,318,683    3,491,491
Municipal Bond Fund...................................   29,227,595   21,437,626

OLD WESTBURY FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Continued)
-------------------------------------------------------------------------------

5. Federal Income Taxes. At October 31, 2000, each of the following Portfolios had the following capital loss carryforwards for federal income tax purposes, which will expire in the following years:

Portfolio Name                            2006       2007      2008     Total
--------------                         ---------- ---------- -------- ----------
Core Equities Fund.................... $1,758,944         -- $670,712 $2,429,656
Capital Opportunity Fund..............         -- $3,851,728       --  3,851,728
Fixed Income Fund.....................         --    116,960  104,068    221,028
Municipal Bond Fund...................         --    215,548   49,974    265,522

  The capital loss carryforward will reduce the applicable Portfolio's taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Portfolios of any liability for federal tax.

  During the year ended October 31, 2000, the Old Westbury Municipal Bond Fund paid tax-exempt income distributions in the amount of $868,311.

6. Subsequent Event: Distributions and Foreign Taxes Withheld (Unaudited). The following information summarizes per share distributions paid by each of the following Portfolios on December 27, 2000 to shareholders of record on December 18, 2000.

                                                                        Foreign
                                             Capital Gains Per Share     Taxes
                                             -------------------------  Paid or
                                                                        Withheld
                                  Net Income                              Per
Portfolio Name                    Per Share  Long-Term     Short-Term    Share
--------------                    ---------- ---------    ------------  --------
Capital Opportunity Fund.........  $0.1396             --           --       --
International Fund...............   0.0379        $0.0400      $0.6230  $0.0202
Fixed Income Fund................   0.2289             --           --       --
Municipal Bond Fund..............   0.1507             --           --       --

  The foreign taxes paid or withheld represents taxes incurred by the Portfolio on dividends received by the Portfolio from foreign sources. Pursuant to IRC Section 853, an election is expected to be made so that the foreign taxes paid or withheld are fully available for credit and should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

--------------------------------------------------------------------------------



                      [This Page Intentionally Left Blank]

OLD WESTBURY FUNDS, INC.
FINANCIAL HIGHLIGHTS
October 31, 2000
-------------------------------------------------------------------------------
(For a share outstanding throughout each period)
The table below is intended to help you understand the financial performance of a single share in each Portifolio for the past five years or from its inception if less than five years. "Total return" shows the rate that you would have earned (or lost) on an investment in each Portfolio, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                     Net realized
                                         and
                                      unrealized
               Net asset    Net-    gain/(loss) on            Distributions Distributions
    Period      value,   investment  investments,  Total from   from net        from
    ended      beginning  income/    and foreign   investment  investment   net realized      Total
 October 31,   of period   (loss)     currencies   operations    income         gains     distributions
 ------------  --------- ---------- -------------- ---------- ------------- ------------- -------------
 Core Equities Fund
 2000           $12.99     (0.06)        1.92         1.86           --            --            --
 1999           $10.01     (0.03)        3.02         2.99        (0.01)           --         (0.01)
 1998 (a) (f)   $10.00     (0.01)        0.02         0.01           --            --            --
 Capital Opportunity Fund
 2000           $11.31      0.11         2.65         2.76        (0.03)           --         (0.03)
 1999           $10.63      0.04         0.64         0.68           --            --            --
 1998           $11.82     (0.07)       (1.12)       (1.19)          --            --            --
 1997 (b) (f)   $10.00     (0.06)        1.88         1.82           --            --            --
 International Fund
 2000           $12.24      0.06        (0.25)       (0.19)       (0.16)           --         (0.16)
 1999           $ 9.74      0.14         2.61         2.75        (0.25)           --         (0.25)
 1998           $11.75      0.14        (1.25)       (1.11)       (0.18)        (0.72)        (0.90)
 1997           $11.16      0.12         0.62         0.74        (0.15)           --         (0.15)
 1996           $ 9.80      0.13         1.37         1.50        (0.14)           --         (0.14)
 Fixed Income Fund
 2000           $10.07      0.52         0.10         0.62        (0.56)           --         (0.56)
 1999           $10.93      0.48        (0.75)       (0.27)       (0.51)        (0.08)        (0.59)
 1998 (c) (f)   $10.00      0.28         0.65         0.93           --            --            --
 Municipal Bond Fund
 2000           $ 9.92      0.39         0.46         0.85        (0.42)           --         (0.42)
 1999           $10.62      0.31        (0.65)       (0.34)       (0.32)        (0.04)        (0.36)
 1998 (d) (f)   $10.00      0.21         0.41         0.62           --            --            --
-------------------------------------------------------------------------------------------------------

 * Total return is calculated without a sales charge assuming a purchase of shares on the first day and a sale on the last day of the period.
** During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratio would have been as indicated.
(a) For the period from March 2, 1998 (commencement of operations) to October 31, 1998.
(b) For the period from February 28, 1997 (commencement of operations) to October 31, 1997.
(c) For the period from March 12, 1998 (commencement of operations) to October 31, 1998.
(d) For the period from March 6, 1998 (commencement of operations) to October 31, 1998.
(e)  Annualized.
(f)  Per share values calculated using average shares outstanding.

                      See Notes to Financial Statements.

--------------------------------------------------------------------------------

                               Ratios to Average Net Assets
                     -----------------------------------------------------  Net assets,
Net asset                           Net-                        Net-           end-      Portfolio
value, end   Total     Net-      investment       Net-       investment      of period   turnover
of period   return*  expenses   income/(loss)  expenses**  income/(loss)** (000 omitted)   rate
----------  -------  --------   -------------  ----------  --------------- ------------- ---------
  $14.85      14.3%    1.28%        (0.50%)       1.28%         (0.50%)      $171,308      121%
  $12.99      29.9%    1.23%        (0.41%)       1.42%         (0.60%)      $ 84,566      116%
  $10.01       0.1%    1.25%(e)     (0.03%)(e)    2.23%(e)      (1.01%)(e)   $ 33,164       56%
  $14.04      24.4%    1.34%         1.00%        1.34%          1.00%       $370,240      126%
  $11.31       6.4%    1.38%         0.12%        1.40%          0.10%       $205,919      102%
  $10.63     (10.1%)   1.48%        (0.57%)       1.57%         (0.66%)      $113,825      140%
  $11.82      18.2%    1.50%(e)     (0.79%)(e)    2.58%(e)      (1.87%)(e)   $ 51,528       46%
  $11.89      (1.6%)   1.37%         0.49%        1.37%          0.49%       $450,325      103%
  $12.24      28.8%    1.43%         0.80%        1.46%          0.77%       $226,072      160%
  $ 9.74     (10.2%)   1.49%         1.27%        1.53%          1.23%       $123,232      129%
  $11.75       6.6%    1.50%         0.98%        1.52%          0.96%       $173,793       58%
  $11.16      15.5%    1.50%         1.19%        1.52%          1.17%       $135,794       55%
  $10.13       6.5%    1.05%         5.66%        1.47%          5.24%       $ 18,105       28%
  $10.07      (2.7%)   1.05%         4.96%        3.16%          2.85%       $  9,208       83%
  $10.93       9.3%    1.05%(e)      4.48%(e)     7.13%(e)      (1.60%)(e)   $  5,599       30%
  $10.35       8.8%    1.05%         4.03%        1.26%          3.82%       $ 25,542      106%
  $ 9.92      (3.3%)   1.05%         3.50%        2.05%          2.50%       $ 19,484       96%
  $10.62       6.2%    1.05%(e)      3.40%(e)     3.95%(e)       0.50%(e)    $ 11,050       40%
--------------------------------------------------------------------------------------------------

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
The Board of Directors and Shareholders,
Old Westbury Funds, Inc.:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Old Westbury Funds, Inc. (comprising, respectively, Core Equities Fund, Capital Opportunity Fund, International Fund, Fixed Income Fund and Municipal Bond Fund) as of October 31, 2000, the related statements of operations for the year then ended and of changes in net assets and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 2000, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial positions of the respective Funds constituting the Old Westbury Funds, Inc. as of October 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

New York, New York
December 20, 2000

Investment Advisor:                       Administrator:
Bessemer Trust Company, N.A.              BISYS Fund Services Ohio, Inc.
630 Fifth Avenue                          3435 Stelzer Road
New York, NY 10111                        Columbus, OH 43219

(212) 708-9100

                                          Shareholder Servicing Agent:
Distributor and Shareholder               Bessemer Trust Company, N.A.
Servicing Agent:                          630 Fifth Avenue
BISYS Fund Services LP                    New York, NY 10111
3435 Stelzer Road                         (212) 708-9100

Columbus, OH 43219

                                          Independent Auditors:
Transfer Agent:                           Deloitte & Touche LLP
BISYS Fund Services Ohio, Inc.            Two World Financial Center
3435 Stelzer Road                         New York, NY 10281
Columbus, OH 43219

Custodian:
Bessemer Trust Company, N.A.
100 Woodbridge Center Drive
Woodbridge, NJ 07095


Cusip 680414307
Cusip 680414208
Cusip 680414109
Cusip 680414406
Cusip 680414505
(12/00)

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risks, including possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the Fund's prospectus which contains facts concerning the Funds' objectives and policies, management fees, expenses and other information.